Quarterly Report June 30, 2011

- Value Fund
- Partners Value Fund
- Partners III Opportunity Fund
- Research Fund
- Hickory Fund
- Balanced Fund
- Short-Intermediate Income Fund
- Nebraska Tax-Free Income Fund
- Government Money Market Fund

WEITZ FUNDS

FINDING VALUE SINCE 1983

WEITZ INVESTMENT PHILOSOPHY

Over the 25+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2 Weitz Funds

TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Analyst Corner	8

Value Fund	9

Partners Value Fund	13

Partners III Opportunity Fund	18

Research Fund	23

Hickory Fund	27

Balanced Fund	32

Short-Intermediate Income Fund	36

Nebraska Tax-Free Income Fund	42

Government Money Market Fund	47

New Dual-Class Share Structure
We recently created a dual-class share structure for Short-Intermediate Income Fund and Partners III Opportunity Fund. On August 1, 2011, all of the then-outstanding shares of these two Funds were designated as Institutional Class shares.

If you own shares in these Funds, the only change for the shares that you own is their new name. There has been no increase in the management or administration fees applicable to the Funds’ Institutional Class shares. You will be able to make additional investments in the Funds as you have in the past. The Institutional Class shares that you own will continue to have the same ticker symbol, WEFIX for Short-Intermediate Income Fund and WPOPX for Partners III Opportunity Fund. There will be no change in the client services available to you as a direct shareholder in the Funds.

New investors in the Funds who do not meet the minimum initial investment of $25,000 for the Institutional Class shares, will be required to purchase Investor Class shares of the Funds. Please see the Prospectus for additional information or speak to a Client Services representative at (800) 304-9745, if you have any questions.

The management of Weitz Funds has chosen paper for the 48 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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PERFORMANCE SUMMARY
JUNE 30, 2011

		Total Returns		Average Annual Total Returns
Fund Name	Inception Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception
Value	5/09/86	0.8%	27.3%	6.0%	0.1%	1.9%	8.8%	10.5%	10.3%	10.3%
Russell 1000**(a)		0.1	31.9	3.7	3.3	3.2	6.8	N/A	N/A	N/A
Russell 1000 Value**(b)		-0.5	28.9	2.3	1.2	4.0	7.5	N/A	N/A	N/A
Partners Value*	6/01/83	0.0	28.7	11.0	3.3	3.2	10.0	11.7	11.1	12.6
Partners III Opportunity*	6/01/83	-0.1	32.4	16.7	6.2	7.3	11.6	13.4	12.1	13.4
Research*(c)	4/01/05	-0.6	24.1	12.9	5.6	—	—	—	—	5.8
Russell 3000**(d)		0.0	32.4	4.0	3.4	3.4	6.8	N/A	N/A	N/A
Russell 3000 Value**(e)		-0.7	29.1	2.7	1.2	4.3	7.6	N/A	N/A	N/A
Hickory	4/01/93	0.4	35.3	13.5	4.0	4.4	9.3	—	—	10.5
Russell 2500**(f)		-0.6	39.3	8.2	5.2	7.4	9.1	—	—	N/A
Russell 2500 Value**(g)		-1.5	34.5	7.9	3.5	8.4	10.3	—	—	N/A
S&P 500**(h)		0.1	30.7	3.3	2.9	2.7	6.5	8.7	9.3	—
Balanced	10/01/03	0.3	17.1	8.4	3.5	—	—	—	—	4.9
Blended Index**(i)		0.9	19.9	4.3	4.2	—	—	—	—	5.3
Short-Intermediate Income	12/23/88	1.1	3.3	5.9	5.9	4.7	5.6	5.8	—	6.1
Barclays Intermediate Credit**(j)		2.1	3.8	5.8	6.1	5.3	5.9	6.3	—	6.8
Nebraska Tax-Free Income*	10/01/85	2.5	2.9	4.3	4.0	4.0	4.5	4.9	5.2	5.4
Barclays 5-Year Muni. Bond**(k)		2.7	4.3	6.3	5.7	4.8	5.1	5.5	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for the Value, Partners Value, Partners III, Research, Hickory, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds, as stated in the most recent Prospectus are 1.21%, 1.21%, 1.53%, 1.81% (estimated gross), 1.28%, 1.15%, 0.65% and 0.74%, respectively, of each Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	See pages 14, 19, 24 and 42 for additional performance disclosures.
**	Index performance is hypothetical and is shown for illustrative purposes only.
(a)	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.
(b)	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.81% (estimated gross) and 0.91% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012.

(d)	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.
(e)
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

(f)	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.
(g)
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

(h)	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.
(i)	The Blended Index is a blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.
(j)
Barclays Capital Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

(k)	Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.
N/A	Indicates information is not available.

4 Weitz Funds

LETTER TO SHAREHOLDERS
JULY 3, 2011

Dear Fellow Shareholder:

The stock market bounced around during the 2nd quarter and ended up roughly unchanged. The Greek debt situation dominated the headlines but continued sluggishness in the U.S. recovery and mixed economic signals from China contributed to investor unease. Nevertheless, our Funds enjoyed a profitable first half.

The stock funds generally broke even in the 2nd quarter of 2011 and showed reasonable gains for the first six months of the year. The table below shows 1st quarter, 2nd quarter and 1st half results as of June 30, 2011. There are several pages of commentary and portfolio detail on each of the Funds in the pages following this letter and we encourage shareholders to spend some time with this fund-specific information.

	1st Quarter	2nd Quarter	YTD
Value	5.7%	0.8%	6.6%
Partners Value	7.1	0.0	7.0
Partners III	8.5	-0.1	8.4
Research	3.8	-0.6	3.2
Hickory	8.3	0.4	8.7
S&P 500	5.9	0.1	6.0

The Balanced Fund produced a solid 3.8% for the first six months. Its stock exposure was increased slightly and the fixed income portion remains focused on high-quality and short-duration bonds.

Our taxable Short-Intermediate Income Fund and Nebraska Tax-Free Income Fund earned total returns of 1.8% and 2.8%, respectively, in the first half. Both continue to be positioned very defensively as we expect today’s artificially low interest rates to eventually give way to rising rates (and thus put pressure on bond prices).

The longer-term results for each Fund are shown on the page preceding this letter, along with comparisons to market indexes that some shareholders find helpful.

Portfolio Review and Market Commentary
For the past two years, our message to shareholders has been that the liquidity crisis, the “Great Recession” and the bear market of 2007-09 have ended but that the “deleveraging” process may take several more years and act as a damper on the U.S. economy. We have no special expertise in economic forecasting, but this still seems like a reasonable description of the current state of affairs. The housing market remains very weak—too many homes for sale and uncertainty as to how many more homes will come onto the market through foreclosure. Austerity budgets at the state and local level and hesitancy on the parts of both borrowers and lenders have also contributed to the subpar pace of recovery.

On the other hand, public companies are finding ways to cut costs, focus on their most profitable lines of business and generate strong profit growth. We have written regularly about the seeming disconnect between the economic and political malaise that dominate the news and the relative prosperity of our portfolio companies. In this period of fragile recovery and multiple global uncertainties, we have tilted our portfolios towards larger companies with stronger balance sheets. These companies are doing very well in the current environment and have the staying power to cope with more adverse conditions that may develop.

A year ago, we wrote about nine large, high-quality companies—Accenture, Aon, Dell, Diageo, Microsoft, Omnicom, Praxair, Texas Instruments, and UPS. These companies offered reasonable growth prospects in an uncertain economy and balance sheets that would protect them in a downturn and allow them to expand and/or buy back stock if conditions warranted. We still own all nine although we have taken some profits in the strongest performers (e.g. Accenture) and added to our holdings in others (e.g. Microsoft). As a group they have returned 39% (in the year ended June 30) and our estimate of the average price-to-value ratio of the group has moved up from 66% to 80%. Their stocks have appreciated faster than their underlying business values have grown, but they are still reasonably priced and we would expect to add to our positions during the inevitable dips that will occur.

Our analysts are also continuing to build our “on-deck” list of businesses we would like to own if they are available at the right prices. Some of these are new ideas. Others we have followed for years but have never owned. Finally, there are old favorites we have owned before and have continued to follow.

An example in the “old favorites” category is Wells Fargo (WFC—$28). We have owned Wells several times over the past 25-30 years. Wells’ business has evolved over time. When we first owned the stock, it was a San Francisco-based commercial real estate lender. Later, it was acquired by Minneapolis-based Norwest, though the Wells name (and Stagecoach logo) survived. Under Norwest’s management, its emphasis shifted somewhat towards

weitzfunds.com 5

consumer lending, but it retained Wells’ conservative approach to loan underwriting.

This lending discipline kept it out of serious credit trouble in the commercial real estate crisis of the early 1990’s and during the more recent residential real estate crisis. In fact, Wells’ strong financial position led U.S. regulators to allow/encourage it to acquire Wachovia on very favorable terms during the depths of the crisis. Wachovia had been an aggressive commercial lender and had acquired Golden West, a west coast purveyor of “pick-a-pay” residential mortgages. This acquisition brought with it troubled assets but it also gave Wells billions in stable, low cost deposits and a national footprint that leaves the company very well-positioned for future growth.

We owned Wells during the recent bear market, and while we made money by writing calls against our position, buying more shares during the panic selling would have been even more profitable. When the stock bounced back towards $30 in 2009, we believed that investors were expecting a little too much, too soon, from its prospective recovery and we sold our position.

Nearly two years later, we have been able to come back to Wells. At $28 per share, the stock sells for about 10 times 2011 earnings per share (EPS) and roughly 8.5 times estimated 2012 earnings. Even with a subdued housing market, a sluggish overall economy, and higher capital requirements for banks, we believe that Wells can grow earnings at a double-digit pace that should take EPS to over $4 by 2014 or 2015. We expect that, by then, Wells will have returned its dividend payment to its historic level of 30-40% of earnings. Investors are very skeptical of bank stocks today, but we believe that a few years of earnings growth and rising dividend payments will restore investor confidence and Wells’ premium valuation of 12-14 times earnings.

Outlook
Most of the companies in our portfolios have outlooks that are roughly similar to that of Wells. They are at least moderately undervalued today. Their businesses are growing in value. They are generating more cash than they need for day to day operations so they have the options of expanding their operations, making acquisitions, paying higher dividends and/or buying back stock (making our holdings more valuable on a per share basis). There are plenty of problems in the world and managements make mistakes—anything can happen in the short-run—but we believe that our portfolio companies, as a group, are very likely to generate good investment returns for us over the next several years.

We appreciate the confidence you show by allowing us to invest your capital. If you have questions about this letter or any of the information contained in this report, please feel free to call our client service representatives.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

6	Weitz Funds

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ANALYST CORNER
A PERSPECTIVE ON TARGET CORPORATION

By Drew Weitz
Target Corporation operates a total of 1,755 Target and SuperTarget stores in 49 states across the nation, as well as the eCommerce site “Target.com.” The company’s strategy is to offer everyday essentials alongside fashion-oriented and differentiated merchandise across a spectrum of categories, all at discount prices. A significant portion of Target’s retail sales are comprised of national brands, although the company maintains a large portfolio of private label brands as well. Target also operates a proprietary credit and debit card business, known as REDCards. As one of the largest retailers in the United States, Target is able to leverage its size and scale in pursuit of an “Everyday Low Price” strategy of buying items in quantities that allow for savings to be passed along to the consumer. The Target brand is another key competitive advantage. The company invests significantly in its brand – on the order of $1.2 billion a year in advertising spending – to keep Target fresh in the minds of consumers and to communicate Target’s unique combination of essentials and aspirational merchandise that embody its “Expect More. Pay Less.” brand promise.

Playing Defense by Playing Offense
A slow economic recovery coupled with continued high levels of unemployment have caused many investors to be wary of the shares of retail companies. This, combined with the elevated price levels of many of consumers’ basic needs, has led to some investors simply throwing in the towel –particularly when it comes to retailers perceived as serving less affluent, price-sensitive customers. Consequently, shares of Target declined by 22% in the first half of the year.

To combat the negatives above, Target has launched two programs to help keep their customers returning to the stores and increase the company’s “wallet share.” First, the company is undertaking an aggressive remodeling program dubbed “PFresh” that introduces an expanded grocery offering, including fresh produce and refrigerated items, into Target’s smaller (but more pervasive) general merchandise stores that historically featured only a limited selection of dry and frozen items. This broadened assortment brings customers to the store more frequently for their “needs” (driving additional sales), but also exposes them more frequently to their potential “wants.” Target’s other major program is the revamping of the rewards program for holders of the Target REDCards. Under the new rewards program, launched in October 2010, customers paying with their Target credit or debit cards are now entitled to a flat 5% discount on nearly every item in the store. Since the launch of the 5% reward program, new card issuance is up and existing card holders are consolidating their shopping at Target in order to capture additional savings, driving incremental sales to the company.

These programs are already impacting results. Same-store sales, a measurement of sales growth at stores that have been open for 12 months or longer, increased by 2% in the first quarter of 2011. Management estimates that the PFresh and REDCard programs each contributed slightly more than one full percentage point of this growth. Absent these initiatives, sales at these stores would have shown a modest annual decline, consistent with Wal-Mart’s same store sales decline of -1.1% in the same period. Since reporting first quarter results, monthly sales gains have accelerated, including the recently reported 4.5% sales increase in June.

Long-Term Square Footage Growth
Another consistent concern for Target shareholders is a perceived lack of opportunity for store growth. In this regard, Target took a bold step forward with its decision to expand into Canada – its first market outside the United States. The company is in the early stages of laying the ground work for its Canadian operations and plans to open 100-150 stores by 2014. Although near-term results may be dampened by the investments necessary to launch these operations, we believe it is a positive move for the company, and bolsters our long-term outlook for growth.

Valuation and Margin of Safety
During the recent recession, Target slowed its pace of new store growth from over 100 stores a year, to an anticipated 15-20 in 2011 and has redeployed much of its capital budget to implement the less expensive PFresh remodel projects. Looking forward, store growth will re-accelerate as the Canadian footprint begins its build out in 2013 and conditions in the U.S. improve. Nevertheless, we believe Target can continue to generate cash at a faster rate than is required to fund this growth, and that the excess will be returned to shareholders in the form of share repurchases and the recently increased dividend. The stock currently trades near $50 compared with our estimation of business value in the low $70’s. At these levels, we believe investors are being presented with an “Expect More. Pay Less.” opportunity of their own.

Drew Weitz joined Weitz in 2008. He graduated from Carleton College and previously spent 4 years at Ariel Investments. Drew’s research focuses on the Media, Retail, IT Services and Environmental Services sectors.

8 Weitz Funds

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Value Fund returned +0.8% in the quarter, compared to a +0.1% return for both the S&P 500 and the Russell 1000. While business results at our companies have been positive, the stock price reactions have been mixed. Dell gained 15% after reporting another solid quarter with strong cash flows and margins that exceeded expectations. Tyco International returned 11% as the company enjoyed nice operating tailwinds in all three core business segments. On the other hand, Google fell 14% despite delivering better than expected top-line growth, and Berkshire Hathaway dropped 7% as concerns about the economy grew. We added to both positions as the stocks declined during the quarter.

For the calendar year-to-date, the Fund returned +6.6%, compared to a +6.0% gain for the S&P 500 and a +6.4% return for the Russell 1000. European cable operator Liberty Global (+26%) posted solid operating results and will soon close on its acquisition of Kabel Baden-Wuerttemberg, which will provide LGI with additional scale in Germany. Global consultant Accenture plc (+26%) raised guidance again after a couple of terrific quarters. Dell, Omnicare and Tyco all gained more than 20%, reflecting improved business fundamentals. Google (-15%) was the biggest detractor from year-to-date results, but our investment thesis remained intact.

We bought two new stocks during the quarter. Wells Fargo’s conservative credit culture sets it apart from other large spread lenders, and the Wachovia acquisition provides a unique multi-year growth platform for the company. Wells is now among the Fund’s largest holdings. We describe the investment case for this high-conviction idea in more detail in the opening Letter to Shareholders. The Mosaic Company produces and distributes crop nutrients, with strong positions in both potash and phosphate. The industry structure for potash is particularly attractive, with very concentrated supply. Minnesota-based Mosaic is likely to direct most excess cash flow to potash capacity expansions. These projects are extremely long-term investments that we expect to generate strong returns on capital for patient shareholders.

Other portfolio activity was moderate during the quarter. We bought more shares of Target and Anheuser-Busch InBev at attractive prices. We sold Baxter International at a healthy gain as the stock approached our estimate of business value. We also reduced our Accenture position as the stock’s discount to value narrowed. Finally, we sold Omnicare and trimmed Redwood Trust to focus on investments in larger companies.

The Value Fund tilts toward our best larger company ideas. New additions Wells Fargo and Mosaic are the two latest examples. The Fund remains relatively concentrated, with just thirty total holdings. Our twenty largest positions represent more than 70% of net assets. The Fund’s residual cash position is relatively unchanged at 15% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended June 30, 2011
New Purchases ($mil)		Eliminations ($mil)
Wells Fargo	$40.4	Omnicare	$41.4
The Mosaic Co.	6.5	Baxter International	18.4

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VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	0.8%	27.3%	6.0%	0.1%	1.9%	8.8%	10.5%	10.3%
S&P 500	0.1	30.7	3.3	2.9	2.7	6.5	8.7	9.3
Russell 1000	0.1	31.9	3.7	3.3	3.2	6.8	N/A	N/A
Russell 1000 Value	-0.5	28.9	2.3	1.2	4.0	7.5	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31 2001 through June 30, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1
2002	-17.1	-22.1	5.0
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010	19.9	15.1	4.8
2011 (6/30/11)	6.6	6.0	0.6
Since Inception:
Cumulative Return	1,077.4	891.4	186.0
Avg. Annual Return	10.3	9.5	0.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Aon	5.1%
Microsoft	5.1
Dell	4.9
Liberty Media - Interactive	4.8
Wells Fargo	4.4
Texas Instruments	4.3
Berkshire Hathaway	4.2
United Parcel Service	4.2
ConocoPhillips	4.1
Liberty Global	3.9
% of Net Assets	45.0%

Industry Sectors
Information Technology	19.0%
Consumer Discretionary	17.8
Financials	14.3
Industrials	9.9
Consumer Staples	9.8
Materials	8.4
Energy	5.9
Short-Term Securities/Other	14.9
Net Assets	100.0%

Top Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Dell	14.9%	4.8%	0.7%
Tyco	11.0	3.5	0.4
Accenture	10.8	3.4	0.3
Omnicare	6.5	1.7	0.3
Liberty Global	6.8	3.7	0.2

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Google	(13.6)%	3.3%	(0.5)%
Berkshire Hathaway	(7.5)	4.0	(0.3)
Martin Marietta Materials	(10.4)	2.7	(0.3)
Vulcan Materials	(15.0)	1.7	(0.3)
Texas Instruments	(4.7)	4.3	(0.2)

Source: FactSet Portfolio Analytics

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VALUE FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2011 • (UNAUDITED)

COMMON STOCKS — 85.1%	Shares	Value
Information Technology — 19.0%
Software — 5.0%
Microsoft Corp.	1,800,000	$46,800,000
Computers & Peripherals — 4.9%
Dell, Inc.*	2,700,000	45,009,000
Semiconductors — 4.3%
Texas Instruments, Inc.	1,200,000	39,396,000
Internet Software & Services — 3.8%
Google, Inc. - CL A*	69,700	35,294,686
IT Services — 1.0%
Accenture plc - CL A	150,000	9,063,000
		175,562,686
Consumer Discretionary — 17.8%
Cable & Satellite — 7.2%
Liberty Global, Inc. - Series C*	850,000	36,295,000
Comcast Corp. - CL A Special	1,250,000	30,287,500
		66,582,500
Internet & Catalog Retail — 4.8%
Liberty Media Corp. -
Interactive - Series A*	2,650,000	44,440,500
Advertising — 3.0%
Omnicom Group, Inc.	575,000	27,692,000
Multiline Retail — 2.8%
Target Corp.	550,000	25,800,500
		164,515,500
Financials — 14.3%
Insurance Brokers — 5.1%
Aon Corp.	925,000	47,452,500
Commercial Banks — 4.4%
Wells Fargo & Co.	1,440,000	40,406,400
Property & Casualty Insurance — 4.2%
Berkshire Hathaway, Inc. - CL B*	500,000	38,695,000
Mortgage REIT’s — 0.6%
Redwood Trust, Inc.	377,200	5,703,264
		132,257,164
Industrials — 9.9%
Air Freight & Logistics — 4.2%
United Parcel Service, Inc. - CL B	530,000	38,652,900
Industrial Conglomerates — 3.7%
Tyco International Ltd.	700,000	34,601,000
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	225,000	18,218,250
		91,472,150
Consumer Staples — 9.8%
Food & Staples Retailing — 4.7%
Wal-Mart Stores, Inc.	500,000	26,570,000
CVS Caremark Corp.	450,000	16,911,000
		43,481,000

	Principal amount or shares	Value
Beverages — 3.6%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	325,000	$18,853,250
Diageo plc - Sponsored ADR	175,000	14,327,250
		33,180,500
Household Products — 1.5%
The Procter & Gamble Co.	220,000	13,985,400
		90,646,900
Materials — 8.4%
Construction Materials — 4.2%
Martin Marietta Materials, Inc.	300,000	23,991,000
Vulcan Materials Co.	400,000	15,412,000
		39,403,000
Fertilizers & Agricultural Chemicals — 2.6%
Monsanto Co.	240,000	17,409,600
The Mosaic Co.	100,000	6,773,000
		24,182,600
Industrial Gases — 1.6%
Praxair, Inc.	135,000	14,632,650
		78,218,250
Energy — 5.9%
Integrated Oil & Gas — 4.0%
ConocoPhillips	500,000	37,595,000
Oil & Gas Exploration & Production — 1.9%
Southwestern Energy Co.*	402,653	17,265,761
		54,860,761
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—
Total Common Stocks
(Cost $664,737,797)		787,533,411

SHORT-TERM SECURITIES — 13.1%
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.01%(a)	10,025,738	10,025,738
U.S. Treasury Bills, 0.01% to 0.05%, 7/07/11 to 11/25/11(b)	$111,500,000	111,497,736
Total Short-Term Securities
(Cost $121,521,323)		121,523,474
Total Investments in Securities
(Cost $786,259,120)		909,056,885
Other Assets Less Other Liabilities — 1.8%		16,931,289
Net Assets — 100.0%		$925,988,174
Net Asset Value Per Share		$30.25

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

12 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Partners Value Fund (0.0% return), S&P 500 (+0.1%) and Russell 3000 (0.0%) were all essentially flat during the quarter. While business results at our companies have been positive, the stock price reactions have been mixed. Dell gained 15% after reporting another solid quarter with strong cash flows and margins that exceeded expectations. Liberty Media – Capital rose 16% as Sirius XM Radio continued to add subscribers, and Live Nation Entertainment added 15% as a more promising summer concert season began. On the other hand, SandRidge Energy (-17%) gave back some of its outsized first quarter gain, while Google fell 14% despite delivering better than expected top-line growth. This short-term volatility had no impact on our investment thesis for either company.

For the calendar year-to-date, the Fund returned +7.0%, compared to a +6.0% return for the S&P 500 and a +6.4% return for the Russell 3000. SandRidge Energy (+46% YTD) remained the largest contributor to results. SandRidge completed its first royalty trust offering and filed plans for a second, this one in the Permian Basin. Omnicare (+26%) rose as new CEO John Figueroa laid out an encouraging two-year road map for transforming the company into a more customer-centric and profitable organization. European cable operator Liberty Global (+26%) posted solid operating results and will soon close on its acquisition of Kabel Baden-Wuerttemberg, which will provide LGI with additional scale in Germany. While Grand Canyon Education (-28%) was the largest detractor from year-to-date results, education companies recently received good news as the Department of Education softened the final “gainful employment” regulations.

We bought two new stocks during the quarter, Wells Fargo and Texas Industries. Wells Fargo’s conservative credit culture sets it apart from other large spread lenders, and the Wachovia acquisition provides a unique multi-year growth platform for the company. We describe the investment case for Wells in more detail in the opening Letter to Shareholders. Texas Industries is a regional cement, aggregates and concrete company based in Dallas. We think the company’s strategic asset base is worth far more than today’s enterprise valuation. While the near-term demand outlook remains muted, patient investors have several possible ways to win over time. Other notable position size increases included Target, Microsoft and Google.

We sold two stocks at substantial gains during the quarter. We eliminated Accenture plc as the stock approached our estimate of business value. The company posted strong quarterly results and raised guidance again and the stock price reflected the good news. We also sold ACI Worldwide in the $30’s strictly on valuation. We would gladly own both companies again at the right price. Finally, while we trimmed our holdings in Omnicare and SandRidge, both remain core positions in the Fund.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. We have continued to tilt the portfolio towards larger and, we think, higher quality companies where we are finding the most value. New addition Wells Fargo is the latest example. The Fund’s residual cash position declined to 16% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended June 30, 2011
New Purchases ($mil)		Eliminations ($mil)
Wells Fargo	$25.3	Accenture	$26.9
Texas Industries	7.2	ACI Worldwide	2.0

weitzfunds.com 13

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	0.0%	28.7%	11.0%	3.3%	3.2%	10.0%	11.7%	11.1%
S&P 500	0.1	30.7	3.3	2.9	2.7	6.5	8.7	9.3
Russell 3000	0.0	32.4	4.0	3.4	3.4	6.8	N/A	N/A
Russell 3000 Value	-0.7	29.1	2.7	1.2	4.3	7.6	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2001 through June 30, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5
1999	22.1	21.0	1.1
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010	27.5	15.1	12.4
2011 (6/30/11)	7.0	6.0	1.0
Since Inception:
Cumulative Return	2,697.6	1,546.5	1,151.1
Avg. Annual Return	12.6	10.5	2.1

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp. See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

14 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Microsoft	4.8%
Dell	4.5
Aon	4.3
Liberty Media - Interactive	4.3
Redwood Trust	4.1
Berkshire Hathaway	3.8
Wells Fargo	3.6
Omnicare	3.5
Texas Instruments	3.4
Liberty Global	3.4
% of Net Assets	39.7%

Industry Sectors
Consumer Discretionary	23.7%
Financials	18.3
Information Technology	16.4
Energy	7.8
Materials	7.5
Health Care	6.6
Industrials	2.5
Consumer Staples	1.2
Short-Term Securities/Other	16.0
Net Assets	100.0%

Top Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Dell	14.9%	4.1%	0.6%
Omnicare	6.5	3.7	0.3
Live Nation Entertainment	14.7	2.0	0.3
Liberty Media - Capital	16.4	1.8	0.2
Tyco	11.0	2.4	0.2

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
SandRidge Energy	(16.7)%	3.4%	(0.6)%
Google	(13.6)	2.1	(0.3)
Berkshire Hathaway	(7.5)	3.8	(0.3)
Interval Leisure Group	(16.3)	1.5	(0.3)
XO Group	(17.4)	1.1	(0.2)

Source: FactSet Portfolio Analytics

weitzfunds.com 15

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2011 • (UNAUDITED)

COMMON STOCKS — 84.0%	Shares	Value
Consumer Discretionary — 23.7%
Cable & Satellite — 7.5%
Liberty Global, Inc. - Series C*	560,000	$23,912,000
Comcast Corp. - CL A Special	650,000	15,749,500
Liberty Media Corp. - Capital - Series A*	160,000	13,720,000
		53,381,500
Internet & Catalog Retail — 4.3%
Liberty Media Corp. - Interactive - Series A*	1,820,000	30,521,400
Multiline Retail — 2.7%
Target Corp.	415,000	19,467,650
Education Services — 2.4%
Grand Canyon Education, Inc.*	1,050,000	14,889,000
Strayer Education, Inc.	18,000	2,275,020
		17,164,020
Movies & Entertainment — 2.3%
Live Nation Entertainment, Inc.*	1,400,000	16,058,000
Household Durables — 2.1%
Mohawk Industries, Inc.*	250,000	14,997,500
Hotels, Restaurants & Leisure — 1.5%
Interval Leisure Group, Inc.*	750,000	10,267,500
Publishing — 0.9%
The Washington Post Co. - CL B	15,000	6,284,250
		168,141,820
Financials — 18.3%
Insurance Brokers — 6.8%
Aon Corp.	600,000	30,780,000
Willis Group Holdings Ltd.	300,000	12,333,000
Brown & Brown, Inc.	200,000	5,132,000
		48,245,000
Mortgage REIT’s — 4.1%
Redwood Trust, Inc.	1,900,000	28,728,000
Property & Casualty Insurance — 3.8%
Berkshire Hathaway, Inc. - CL B*	350,000	27,086,500
Commercial Banks — 3.6%
Wells Fargo & Co.	910,000	25,534,600
		129,594,100
Information Technology — 16.4%
Software — 4.8%
Microsoft Corp.	1,315,000	34,190,000
Computers & Peripherals — 4.5%
Dell, Inc.*	1,900,000	31,673,000

	Shares	Value
Internet Software & Services — 3.7%
Google, Inc. - CL A*	36,000	$18,229,680
XO Group, Inc.*	802,691	7,986,775
		26,216,455
Semiconductors — 3.4%
Texas Instruments, Inc.	730,000	23,965,900
		116,045,355
Energy — 7.8%
Oil & Gas Exploration & Production — 4.6%
SandRidge Energy, Inc.*(c)	2,231,821	23,791,212
Southwestern Energy Co.*	212,100	9,094,848
		32,886,060
Integrated Oil & Gas — 3.2%
ConocoPhillips	300,000	22,557,000
		55,443,060
Materials — 7.5%
Construction Materials — 5.6%
Eagle Materials, Inc.	550,000	15,328,500
Martin Marietta Materials, Inc.	160,000	12,795,200
Texas Industries, Inc.	190,000	7,909,700
Vulcan Materials Co.	100,000	3,853,000
		39,886,400
Fertilizers & Agricultural Chemicals — 1.4%
Monsanto Co.	140,000	10,155,600
Metals & Mining — 0.5%
Compass Minerals International, Inc.	37,600	3,236,232
		53,278,232
Health Care — 6.6%
Health Care Services — 6.6%
Omnicare, Inc.	783,000	24,969,870
Laboratory Corp. of America Holdings*	225,000	21,777,750
		46,747,620
Industrials — 2.5%
Industrial Conglomerates — 2.5%
Tyco International Ltd.	365,000	18,041,950
Consumer Staples — 1.2%
Food & Staples Retailing — 1.2%
CVS Caremark Corp.	225,000	8,455,500
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	2,310,000	—
Total Common Stocks
(Cost $505,799,580)		595,747,637

16 Weitz Funds

SHORT-TERM SECURITIES — 14.7%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	5,308,415	$5,308,415
U.S. Treasury Bills, 0.01% to 0.05%,
7/07/11 to 11/25/11(b)	$99,000,000	98,998,031
Total Short-Term Securities
(Cost $104,305,064)		104,306,446
Total Investments in Securities
(Cost $610,104,644)		700,054,083
Options Written — 0.0%		(56,000)
Other Assets Less Other Liabilities — 1.3%		8,934,007
Net Assets — 100.0%		$708,932,090
Net Asset Value Per Share		$22.04

OPTIONS WRITTEN*	Expiration date/ Strike price		Shares subject to option	Value
Covered Call Options
SandRidge Energy, Inc.	$	Sept. 2011 / 13	200,000	$(56,000)
Total Options Written
(premiums received $297,334)				$(56,000)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

weitzfunds.com  17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Partners III Opportunity Fund (-0.1%), S&P 500 (+0.1%) and Russell 3000 (0.0%) were all essentially flat during the quarter. While business results at our companies have been positive, the stock price reactions have been mixed. Dell gained 15% after reporting another solid quarter with strong cash flows and margins that exceeded expectations. Liberty Media – Capital rose 16% as Sirius XM Radio continued to add subscribers, and Live Nation Entertainment added 15% as a more promising summer concert season began. On the other hand, SandRidge Energy (-17%) and XO Group (formerly The Knot, -17%) gave back some of their first quarter gains. This short-term volatility had no impact on our investment thesis for either company.

For the calendar year-to-date, the Fund returned +8.4%, compared to a +6.0% return for the S&P 500 and a +6.4% return for the Russell 3000. SandRidge Energy (+46% YTD) remained the largest contributor to results. SandRidge completed its first royalty trust offering and filed plans for a second, this one in the Permian Basin. Omnicare (+26%) rose as new CEO John Figueroa laid out an encouraging two-year road map for transforming the company into a more customer-centric and profitable organization. Ascent Media (+37%) continued its climb as the company shifted into the security-monitoring business. While Grand Canyon Education (-28%) was the largest detractor from year-to-date results, education companies recently received good news as the Department of Education softened the final “gainful employment” regulations.

We bought four new stocks during the quarter.  Wells Fargo’s conservative credit culture sets it apart from other large spread lenders, and the Wachovia acquisition provides a unique multi-year growth platform for the company. Wells is now the largest holding in the Fund. We describe the investment case for this high-conviction idea in more detail in the opening Letter to Shareholders. We added smaller positions in three companies, which are new to Partners III Opportunity but not to Weitz Funds. CVS Caremark marries a leading retail pharmacy chain with a large pharmacy benefit manager. Anheuser-Busch InBev NV is a leading global brewer with strong brands and dominant positions in several attractive beer markets. Strayer Education focuses on educating working adults through its 89 campuses and online university. Other notable position size increases included Texas Industries, Target, Google and Redwood Trust.

We sold two stocks at substantial gains during the quarter. We eliminated Accenture plc as the stock approached our estimate of business value. The company posted strong quarterly results and raised guidance again and the stock price reflected the good news. We also sold ACI Worldwide in the $30’s strictly on valuation. We would gladly own both companies again at the right price. Finally, while we trimmed our holdings in Omnicare and SandRidge, both remain top ten positions in the Fund.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes, and typically maintains short positions to help manage risk. Partners III Opportunity is 77% “net long” at quarter end, up from 68% at March 31, 2011. Long positions are 88% of net assets, while short positions are 11% of net assets. The Fund’s short positions remain tilted to broad-based small- and mid-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended June 30, 2011
New Purchases ($mil)		Eliminations ($mil)

Wells Fargo	$28.3	Accenture	$11.3
CVS Caremark	4.3	ACI Worldwide	1.3
Anheuser-Busch InBev	1.7
Strayer Education	1.2

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III	-0.1%	32.4%	16.7%	6.2%	7.3%	11.6%	13.4%	12.1%
S&P 500	0.1	30.7	3.3	2.9	2.7	6.5	8.7	9.3
Russell 3000	0.0	32.4	4.0	3.4	3.4	6.8	N/A	N/A
Russell 3000 Value	-0.7	29.1	2.7	1.2	4.3	7.6	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 2001 through June 30, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Partners III (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7
1999	10.6	21.0	-10.4
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010	33.0	15.1	17.9
2011 (6/30/11)	8.4	6.0	2.4
Since Inception:
Cumulative Return	3,346.1	1,546.5	1,799.6
Avg. Annual Return	13.4	10.5	2.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.53% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp. See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners III Opportunity Fund (“the Fund”) is measured from June 1, 1983, the inception of Weitz Partners III Limited Partnership (the “Partnership”). As of December 30, 2005, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

weitzfunds.com 19

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Wells Fargo	5.5%
Microsoft	5.1
Redwood Trust	4.5
Berkshire Hathaway	4.4
Aon	4.3
Liberty Media - Interactive	4.3
Omnicare	4.0
Dell	3.9
Liberty Global	3.8
SandRidge Energy	3.6
% of Net Assets	43.4%

Industry Sectors
Consumer Discretionary	24.9%
Financials	19.6
Information Technology	16.3
Energy	8.5
Health Care	6.5
Industrials	6.2
Materials	4.5
Consumer Staples	1.8
Telecommunication Services	0.1
Total Long Positions	88.4
Securities Sold Short	(11.0)
Net Long Positions	77.4
Short Proceeds/Other	22.6
Net Assets	100.0%

Top Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Dell	14.9%	3.9%	0.5%
Live Nation Entertainment	14.7	3.1	0.4
Liberty Media - Capital	16.4	2.9	0.4
Omnicare	6.5	4.5	0.3
Ascent Media	8.4	3.3	0.3

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
SandRidge Energy	(16.7)%	4.0%	(0.7)%
XO Group	(17.4)	1.5	(0.3)
Berkshire Hathaway	(7.5)	4.4	(0.3)
Google	(13.6)	2.2	(0.3)
Interval Leisure Group	(16.3)	1.5	(0.2)

Source: FactSet Portfolio Analytics

20 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2011 • (UNAUDITED)

COMMON STOCKS — 88.4%	Shares	Value
Consumer Discretionary — 24.9%
Cable & Satellite — 6.9%
Liberty Global, Inc. - Series C* (a)	450,000	$19,215,000
Liberty Media Corp. -
Capital - Series A* (a)	170,000	14,577,500
Knology, Inc.*	78,000	1,158,300
		34,950,800
Internet & Catalog Retail — 4.3%
Liberty Media Corp. -
Interactive - Series A* (a)	1,300,000	21,801,000
Movies & Entertainment — 3.3%
Live Nation Entertainment, Inc.* (a)	1,450,000	16,631,500
Broadcasting — 3.2%
Discovery Communications, Inc. - CL C* (a)	320,000	11,696,000
Cumulus Media, Inc. - CL A*	1,340,000	4,690,000
		16,386,000
Multiline Retail — 2.5%
Target Corp.	270,000	12,665,700
Education Services — 1.8%
Grand Canyon Education, Inc.*	560,000	7,940,800
Strayer Education, Inc.	10,000	1,263,900
		9,204,700
Hotels, Restaurants & Leisure — 1.5%
Interval Leisure Group, Inc.*	571,355	7,821,850
Household Durables — 1.4%
Mohawk Industries, Inc.*	120,000	7,198,800
		126,660,350
Financials — 19.6%
Commercial Banks — 5.5%
Wells Fargo & Co.	1,000,000	28,060,000
Insurance Brokers — 5.2%
Aon Corp.	430,000	22,059,000
Willis Group Holdings Ltd.	100,000	4,111,000
		26,170,000
Mortgage REIT’s — 4.5%
Redwood Trust, Inc.(a)	1,511,900	22,859,928
Property & Casualty Insurance — 4.4%
Berkshire Hathaway, Inc. - CL B* (a)	290,000	22,443,100
		99,533,028
Information Technology — 16.3%
Software — 5.1%
Microsoft Corp.	1,000,000	26,000,000
Internet Software & Services — 4.1%
Google, Inc. - CL A* (a)	27,000	13,672,260
XO Group, Inc.*	710,000	7,064,500
		20,736,760
Computers & Peripherals — 3.9%
Dell, Inc.* (a)	1,200,000	20,004,000

	Shares	Value
Semiconductors — 3.2%
Texas Instruments, Inc.	500,000	$16,415,000
		83,155,760
Energy — 8.5%
Oil & Gas Exploration & Production — 5.7%
SandRidge Energy, Inc.* (a)	1,717,800	18,311,748
Southwestern Energy Co.*	250,000	10,720,000
		29,031,748
Integrated Oil & Gas — 2.8%
ConocoPhillips(a)	190,000	14,286,100
		43,317,848
Health Care — 6.5%
Health Care Services — 6.5%
Omnicare, Inc.(a)	630,000	20,090,700
Laboratory Corp. of America Holdings* (a)	134,470	13,015,351
		33,106,051
Industrials — 6.2%
Commercial Services & Supplies — 3.6%
Ascent Media Corp. - CL A*	345,000	18,274,650
Industrial Conglomerates — 2.0%
Tyco International Ltd.	210,000	10,380,300
Machinery — 0.6%
Intelligent Systems Corp.* # †	2,270,000	3,064,500
		31,719,450
Materials — 4.5%
Construction Materials — 4.5%
Martin Marietta Materials, Inc.(a)	110,000	8,796,700
Texas Industries, Inc.	180,000	7,493,400
Eagle Materials, Inc.	233,600	6,510,432
		22,800,532
Consumer Staples — 1.8%
Food & Staples Retailing — 0.9%
CVS Caremark Corp.	120,000	4,509,600
Household Products — 0.6%
Energizer Holdings, Inc.*	40,000	2,894,400
Beverages — 0.3%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	30,000	1,740,300
		9,144,300
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Continental Resources* #	663	331,500
Total Common Stocks
(Cost $356,310,167)		449,768,819

weitzfunds.com 21

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

PUT OPTIONS* — 0.1%	Expiration date/ Strike price	Shares subject to option	Value
Put Options
Ishares Russell 2000 Fund	July 2011 / $85	100,000	$273,000
Ishares Russell Midcap Fund	Aug. 2011 / $110	100,000	290,000
Total Put Options
(premiums paid $809,000)			563,000

SHORT-TERM SECURITIES — 9.9%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.01%(b)
(Cost $50,539,937)	50,539,937	50,539,937
Total Investments in Securities
(Cost $407,659,104)		500,871,756
Due From Broker(a) — 13.5%		68,555,197
Securities Sold Short — (11.0%)		(56,032,900)
Options Written — 0.0%		(289,500)
Other Liabilities in Excess of Other Assets — (0.9%)		(4,572,683)
Net Assets — 100.0%		$508,531,870
Net Asset Value Per Share		$12.31

SECURITIES SOLD SHORT — (11.0%)	Shares	Value
Discovery Communications, Inc. - CL A	315,000	$(12,902,400)
Ishares Russell 2000 Fund	300,000	(24,840,000)
Ishares Russell 2000 Value Fund	130,000	(9,543,300)
Ishares Russell Midcap Fund	80,000	(8,747,200)
Total Securities Sold Short
(proceeds $54,376,025)		$(56,032,900)

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Live Nation Entertainment, Inc.	Oct. 2011 / $10	100,000	$(195,000)
SandRidge Energy, Inc.	Sept. 2011 / $13	150,000	(42,000)
			(237,000)
Put Options
Live Nation Entertainment, Inc.	Oct. 2011 / $10	100,000	(52,500)
Total Options Written
(premiums received $463,046)			$(289,500)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2011.

22 Weitz Funds

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan Baker, Barton Hooper,
David Perkins & Andrew Weitz

The Research Fund (-0.6%), the S&P 500 (+0.1%), the Russell 3000 (0.0%), and the Russell 3000 Value (-0.7%) Indices were all essentially flat for the second calendar quarter. For the calendar year-to-date, the Fund increased +3.2%, compared to +6.0% for the S&P 500, +6.4% for the Russell 3000, and +5.7% for the Russell 3000 Value.

Although performance was virtually flat for the quarter, several names performed well. Long-time holding Dell (+15%) continues to benefit as investors ratchet expectations up, in line with the company’s improving performance. Dell’s share repurchase program accelerates this process on our behalf. Microsoft (+3%) was among the Fund’s larger positive contributors as an intra-quarter dip and rally allowed for some advantageous purchases. Coinstar (+19%) benefited as excess rental DVD inventory at the company’s Redbox unit appears likely to unwind with further growth over the near term. Management consultant Accenture (+11%) continues to drive top line growth and its addition to the S&P 500 Index hasn’t hurt either. We sold a substantial portion of our position as the added demand for Accenture’s stock drove its price toward our valuation.

The Fund’s largest detractor for the quarter was media holding XO Group (formerly “The Knot,” -17%). Modestly disappointing earnings largely reversed the stock’s prior quarter gains. Google’s stock (-14%) leaked lower for much of the quarter. While Google’s uninspiring capital redeployment remains frustrating for investors, its dominance in the marketplace and low valuation continue to attract our attention. The stock was our largest addition for the quarter. Vacation exchange network operator Interval Leisure Group’s (-16%) stock suffered as first quarter transaction volumes weakened. While not growing today, we continue to believe the company has several ways to meaningfully grow value per share in the coming years. Finally, American Eagle Outfitters (-20%) rounds out our list of offenders for the quarter. A competitive teen selling environment and rising costs have combined to dampen expectations for the remainder of the year. The stock remains of interest at our lowered valuation.

We established several new positions in the quarter. Two of these additions mark the return of recent sales. For-profit educator ITT Educational Services made a quick return to the portfolio as growing regulatory clarity allowed for a more nuanced view of the future. In total, the for-profit education companies were a positive contributor to the quarter, and ITT was one of the largest individual contributors. We sold Skechers during the first quarter of this year in an effort to sidestep an inventory hiccup in the company’s toning line of footwear. We later repurchased the stock nearly 25% below our sale price, believing the lower mark more than accounts for likely near-term earnings weakness. Our building materials stocks continued to weaken in the quarter. As the industry’s stocks drifted lower in unison, we added new holding Texas Industries to our related investments in Martin Marietta and Eagle Materials. We welcomed networking gear maker Cisco to the portfolio after the company lowered both near-term margin and long-term growth guidance. We think the company’s balance sheet, free cash flow and industry position can combine to produce a favorable result from our purchase price. Lastly, new addition National CineMedia operates a near-duopoly media network that offers local and national advertisers access to early-arriving moviegoers.

ConocoPhillips, Laboratory Corp., SandRidge Energy, Monsanto and Baxter International were all eliminated during the quarter in favor of more appealing opportunities. Despite these sales, the Fund closed the quarter modestly more invested than at the outset. Cash balances declined from 16.5% to 14.6% of net assets, with the bulk of the additional capital put to work during an early June market swoon.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds including potentially higher levels of concentration, position sizes, and turnover within the Fund.

New and Eliminated Securities for Quarter Ended June 30, 2011
New Purchases ($000’s)		Eliminations ($000’s)
ITT Educational Services	$330	ConocoPhillips	$279
Skechers U.S.A.	244	Laboratory Corp. of America	206
National CineMedia	206	SandRidge Energy	171
Cisco Systems	182	Monsanto	128
Texas Industries	171	Baxter International	126

weitzfunds.com 23

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Research	-0.6%	24.1%	12.9%	5.6%	5.8%
S&P 500	0.1	30.7	3.3	2.9	3.9
Russell 3000	0.0	32.4	4.0	3.4	4.6
Russell 3000 Value	-0.7	29.1	2.7	1.2	3.2

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through June 30, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Research (1)	S&P 500 (2)	Relative Results (1)-(2)
2005 (4/1/05)	4.0%	7.2%	-3.2%
2006	21.8	15.8	6.0
2007	-13.4	5.5	-18.9
2008	-30.7	-37.0	6.3
2009	38.8	26.5	12.3
2010	30.3	15.1	15.2
2011 (6/30/11)	3.2	6.0	-2.8
Since Inception:
Cumulative Return	41.9	27.3	14.6
Avg. Annual Return	5.8	3.9	1.9

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent Prospectus are 1.81% (estimated gross) and 0.91% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp. See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Research Fund (the “Fund”) is measured from April 1, 2005, the inception of Weitz Research Fund LP (the “Partnership”). As of December 31, 2010, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

24 Weitz Funds

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Grand Canyon Education	9.0%
Microsoft	7.7
Google	6.3
Southwestern Energy	4.8
Aon	4.6
Berkshire Hathaway	4.2
Dell	4.1
ITT Educational Services	3.2
Interval Leisure Group	2.8
XO Group	2.8
% of Net Assets	49.5%

Industry Sectors
Consumer Discretionary	34.3%
Information Technology	25.8
Financials	10.2
Materials	4.9
Energy	4.8
Industrials	2.5
Consumer Staples	1.5
Health Care	1.4
Short-Term Securities/Other	14.6
Net Assets	100.0%

Top Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Dell	14.9%	4.0%	0.6%
Coinstar	18.8	2.6	0.5
Microsoft	3.2	7.1	0.3
Accenture	10.8	3.4	0.3
ITT Educational Services	8.4	1.1	0.3

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
XO Group	(17.4)%	2.9%	(0.6)%
Google	(13.6)	4.9	(0.6)
Interval Leisure Group	(16.3)	2.8	(0.5)
American Eagle Outfitters	(19.8)	1.3	(0.3)
ConocoPhillips	(5.0)	1.6	(0.3)

Source: FactSet Portfolio Analytics

weitzfunds.com 25

RESEARCH FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2011 • (UNAUDITED)

COMMON STOCKS — 85.4%	Shares	Value
Consumer Discretionary — 34.3%
Education Services — 13.3%
Grand Canyon Education, Inc.*	72,778	$1,031,992
ITT Educational Services, Inc.*	4,651	363,894
Strayer Education, Inc.	1,080	136,501
		1,532,387
Advertising — 4.1%
Omnicom Group, Inc.	5,363	258,282
National CineMedia, Inc.	12,200	206,302
		464,584
Cable & Satellite — 3.2%
Comcast Corp. - CL A	7,300	184,982
Knology, Inc.*	11,960	177,606
		362,588
Hotels, Restaurants & Leisure — 2.8%
Interval Leisure Group, Inc.*	23,771	325,425
Specialized Consumer Services — 2.7%
Coinstar, Inc.*	5,691	310,387
Multiline Retail — 2.1%
Target Corp.	5,200	243,932
Textiles, Apparel & Luxury Goods — 2.0%
Skechers U.S.A., Inc.*	15,876	229,884
Internet & Catalog Retail — 1.6%
Liberty Media Corp. -
Interactive - Series A*	11,200	187,824
Movies & Entertainment — 1.4%
Viacom, Inc. - CL B	3,200	163,200
Specialty Retail — 1.1%
American Eagle Outfitters, Inc.	10,000	127,500
		3,947,711
Information Technology — 25.8%
Internet Software & Services — 9.1%
Google, Inc. - CL A*	1,435	726,655
XO Group, Inc.*	32,610	324,470
		1,051,125
Software — 7.7%
Microsoft Corp.	34,299	891,774
Computers & Peripherals — 5.8%
Dell, Inc.*	28,469	474,578
Apple, Inc.*	563	188,982
		663,560
IT Services — 1.7%
Accenture plc - CL A	3,300	199,386
Communications Equipment — 1.5%
Cisco Systems, Inc.	11,064	172,709
		2,978,554

	Shares	Value
Financials — 10.2%
Insurance Brokers — 6.0%
Aon Corp.	10,284	$527,569
Willis Group Holdings Ltd.	3,882	159,589
		687,158
Property & Casualty Insurance — 4.2%
Berkshire Hathaway, Inc. - CL B*	6,318	488,950
		1,176,108
Materials — 4.9%
Construction Materials — 3.9%
Texas Industries, Inc.	4,285	178,385
Martin Marietta Materials, Inc.	1,875	149,944
Eagle Materials, Inc.	4,170	116,218
		444,547
Metals & Mining — 1.0%
Compass Minerals International, Inc.	1,390	119,637
		564,184
Energy — 4.8%
Oil & Gas Exploration & Production — 4.8%
Southwestern Energy Co.*	12,768	547,492
Industrials — 2.5%
Aerospace & Defense — 2.5%
Lockheed Martin Corp.	3,614	292,626
Consumer Staples — 1.5%
Food & Staples Retailing — 1.5%
CVS Caremark Corp.	4,710	177,002
Health Care — 1.4%
Health Care Services — 1.4%
Omnicare, Inc.	5,000	159,450

Total Common Stocks
(Cost $9,336,788)		9,843,127

SHORT-TERM SECURITIES — 14.5%
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.01%(a)
(Cost $1,671,080)	1,671,080	$1,671,080
Total Investments in Securities
(Cost $11,007,868)		11,514,207
Other Assets Less Other Liabilities — 0.1%		5,653
Net Assets — 100.0%		$11,519,860
Net Asset Value Per Share		$10.16

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at June 30, 2011.

26 Weitz Funds

HICKORY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Hickory Fund returned +0.4% in the quarter, compared to a +0.1% return for the S&P 500 and a -0.6% return for the Russell 2500. Liberty Media –Capital (+16%) was the Fund’s largest contributor. Liberty’s portfolio of investments includes public and private companies, but is dominated by its 40% ownership stake in Sirius XM Radio. Although the Fund does not directly own shares of Sirius (+33%), our investment in Liberty Media has risen as investors continue to appreciate Sirius’ improved business prospects. Shares of Live Nation Entertainment (+15%) rose as fans cheered in anticipation of an improved summer concert season as many “big name” acts return to the stage after sitting the prior summer out. SandRidge Energy (-17%), the previous quarter’s top performer, was the Fund’s largest detractor as shareholders took profits after the first quarter’s +75% gain. So far in 2011, the company has completed its first royalty trust offering and filed plans for a second in the Permian Basin. We remain confident in the company’s outlook and ability to finance future exploration and unlock value for shareholders.

For the first half of the calendar year, the Hickory Fund returned +8.7%, compared with +6.0% for the S&P 500 and +8.1% for the Russell 2500. SandRidge Energy (+46%) remains the Fund’s top contributor for the year. Omnicare (+26%) rose as investors continue to appreciate new CEO John Figueroa’s vision for a more customer-centric and profitable enterprise. Rounding out the top five contributors are a trio of John Malone-related entities: Ascent Media (+37%), Liberty Media – Capital (+37%) and Liberty Global (+26%). The much maligned for-profit education industry has recently seen some relief in the wake of the Department of Education’s final, less stringent “gainful employment” regulations. Nevertheless, Grand Canyon Education (-28%) remains the Fund’s largest detractor in the year-to-date period.

During the more volatile second quarter, we were net buyers, including initial purchases of three new stocks. National CineMedia is the leader in the cinema advertising industry. The Company’s “pre-show” (a combination of entertainment content and advertisements) runs on over 17,000 screens at movie theaters throughout the country and reaches over 600 million film attendees annually. We believe the company can continue to improve the utilization of its inventory by adding more advertising partners at very attractive incremental profit margins. CNA Financial is a property and casualty insurance company that is 90% owned by Loews Corporation. Although results at CNA have been underwhelming for years, we believe the installation of Thomas Motamed (formerly of well-regarded competitor Chubb) as CEO has better positioned the company to improve its execution and financial results. As evidence of a turnaround becomes apparent, we believe investors will begin to narrow the substantial gap between CNA’s stock price and tangible book value per share. The Fund also initiated a small position in clothing and accessories designer and retailer Kenneth Cole Productions. We believe that with its stable of attractive brands and sizeable cash position, patient investors will be rewarded over time as the company refocuses its future growth on its core design and licensing operations. Lastly, we closed our small position in SAIC, Inc. at a modest gain to pursue higher conviction investment opportunities.

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is just under $5 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 41% of net assets. Hickory’s residual cash position was 25% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended June 30, 2011
New Purchases ($mil)		Eliminations ($mil)
CNA Financial	$3.9	SAIC	$1.8
National CineMedia	3.6
Kenneth Cole Productions	1.3

weitzfunds.com 27

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	0.4%	35.3%	13.5%	4.0%	4.4%	9.3%
S&P 500	0.1	30.7	3.3	2.9	2.7	6.5
Russell 2500	-0.6	39.3	8.2	5.2	7.4	9.1
Russell 2500 Value	-1.5	34.5	7.9	3.5	8.4	10.3

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2001 through June 30, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2
2004	22.6	10.9	11.7
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010	38.7	15.1	23.6
2011 (6/30/11)	8.7	6.0	2.7
Since Inception:
Cumulative Return	519.6	316.1	203.5
Avg. Annual Return	10.5	8.1	2.4

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.28% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28 Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Media - Interactive	4.9%
Redwood Trust	4.5
Omnicare	4.4
Liberty Global	4.2
Ascent Media	4.1
Aon	4.0
SandRidge Energy	4.0
Liberty Media - Capital	3.8
Live Nation Entertainment	3.7
Laboratory Corp. of America	3.2
% of Net Assets	40.8%

Industry Sectors
Consumer Discretionary	32.2%
Financials	13.0
Health Care	7.6
Materials	7.2
Industrials	5.1
Energy	4.0
Information Technology	2.7
Consumer Staples	2.3
Telecommunication Services	0.7
Short-Term Securities/Other	25.2
Net Assets	100.0%

Top Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Liberty Media - Capital	16.4%	3.7%	0.6%
Live Nation Entertainment	14.7	3.4	0.5
Omnicare	6.5	4.7	0.4
Ascent Media	8.4	3.7	0.3
Liberty Global	6.8	4.1	0.3

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
SandRidge Energy	(16.7)%	4.3%	(0.8)%
XO Group	(17.4)	1.9	(0.4)
Interval Leisure Group	(16.3)	2.1	(0.3)
Martin Marietta Materials	(10.4)	2.2	(0.2)
Cumulus Media	(19.4)	0.8	(0.2)

Source: FactSet Portfolio Analytics

weitzfunds.com 29

HICKORY FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2011 • (UNAUDITED)

COMMON STOCKS — 74.8%	Shares	Value
Consumer Discretionary — 32.2%
Cable & Satellite — 9.7%
Liberty Global, Inc. - Series C*	340,000	$14,518,000
Liberty Media Corp. -
Capital - Series A*	150,000	12,862,500
Knology, Inc.*	360,248	5,349,683
CIBL, Inc.#	1,005	587,925
		33,318,108
Internet & Catalog Retail — 4.9%
Liberty Media Corp. -
Interactive - Series A*	1,000,000	16,770,000
Movies & Entertainment — 3.7%
Live Nation Entertainment, Inc.*(c)	1,120,000	12,846,400
Household Durables — 2.8%
Mohawk Industries, Inc.*	160,000	9,598,400
Education Services — 2.6%
Grand Canyon Education, Inc.*	500,000	7,090,000
Strayer Education, Inc.	15,000	1,895,850
		8,985,850
Hotels, Restaurants & Leisure — 2.2%
Interval Leisure Group, Inc.*	550,100	7,530,869
Textiles, Apparel & Luxury Goods — 1.8%
Iconix Brand Group, Inc.*	200,000	4,840,000
Kenneth Cole Productions, Inc.*	100,000	1,249,000
		6,089,000
Specialty Retail — 1.5%
Cabela’s, Inc. - CL A*	120,000	3,258,000
American Eagle Outfitters, Inc.	150,000	1,912,500
		5,170,500
Advertising — 1.1%
National CineMedia, Inc.	215,949	3,651,697
Broadcasting — 0.9%
Cumulus Media, Inc. - CL A*	650,000	2,275,000
Liberty Media Corp. -
Starz - Series A*	10,000	752,400
		3,027,400
Publishing — 0.5%
The Washington Post Co. - CL B	4,000	1,675,800
Specialized Consumer Services — 0.5%
Coinstar, Inc.*	30,000	1,636,200
		110,300,224
Financials — 13.0%
Insurance Brokers — 6.9%
Aon Corp.	270,000	13,851,000
Brown & Brown, Inc.	170,000	4,362,200
Willis Group Holdings Ltd.	100,000	4,111,000
eHealth, Inc.*	100,000	1,336,000
		23,660,200
Mortgage REIT’s — 4.5%
Redwood Trust, Inc.	1,025,000	15,498,000
Property & Casualty Insurance — 1.2%
CNA Financial Corp.	135,632	3,940,110

	Shares	Value
Thrifts & Mortgage Finance — 0.3%
Tree.com, Inc.*	201,822	$1,033,329
Real Estate Services — 0.1%
Kennedy-Wilson Holdings, Inc.	30,000	367,500
Kennedy-Wilson Holdings, Inc. -
Warrants, expiration date 11/14/14*	10,000	20,500
		388,000
		44,519,639
Health Care — 7.6%
Health Care Services — 7.6%
Omnicare, Inc.	472,100	15,055,269
Laboratory Corp. of America Holdings*	115,000	11,130,850
		26,186,119
Materials — 7.2%
Construction Materials — 6.3%
Martin Marietta Materials, Inc.	90,000	7,197,300
Eagle Materials, Inc.	230,000	6,410,100
Texas Industries, Inc.	150,000	6,244,500
Vulcan Materials Co.	50,000	1,926,500
		21,778,400
Metals & Mining — 0.9%
Compass Minerals International, Inc.	35,000	3,012,450
		24,790,850
Industrials — 5.1%
Commercial Services & Supplies — 5.1%
Ascent Media Corp. - CL A*	265,000	14,037,050
Iron Mountain, Inc.	100,000	3,409,000
		17,446,050
Energy — 4.0%
Oil & Gas Exploration & Production — 4.0%
SandRidge Energy, Inc.*(c)	1,280,000	13,644,800
Information Technology — 2.7%
Internet Software & Services — 1.9%
XO Group, Inc.*	640,000	6,368,000
Software — 0.5%
ACI Worldwide, Inc.*	50,000	1,688,500
Electronic Equipment & Instruments — 0.3%
FLIR Systems, Inc.	30,000	1,011,300
		9,067,800
Consumer Staples — 2.3%
Personal Products — 1.2%
Prestige Brands Holdings, Inc.*	320,300	4,112,652
Household Products — 1.1%
Energizer Holdings, Inc.*	50,000	3,618,000
		7,730,652
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
LICT Corp.* #	1,005	2,257,230
ICTC Group, Inc. - CL A* #	13,065	146,328
		2,403,558
Total Common Stocks
(Cost $195,953,724)		256,089,692

30 Weitz Funds

SHORT-TERM SECURITIES — 25.6%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.01%(a)	4,313,863	$4,313,863
U.S. Treasury Bills, 0.01% to 0.05%, 7/07/11 to 11/25/11(b)	$83,500,000	83,497,764
Total Short-Term Securities
(Cost $87,810,883)		87,811,627
Total Investments in Securities
(Cost $283,764,607)		343,901,319
Due From Broker(c) — 0.3%		1,126,338
Options Written — (0.1%)		(275,500)
Other Liabilities in Excess of Other Assets — (0.6%)		(2,116,774)
Net Assets — 100.0%		$342,635,383
Net Asset Value Per Share		$41.29

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Live Nation Entertainment, Inc.	Oct. 2011 / $10	100,000	$(195,000)
SandRidge Energy, Inc.	Sept. 2011 / $13	100,000	(28,000)
			(223,000)
Put Options
Live Nation Entertainment, Inc.	Oct. 2011 / $10	100,000	(52,500)
Total Options Written
(premiums received $388,712)			$(275,500)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

weitzfunds.com 31

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton

The Balanced Fund returned +0.3% in the quarter, compared to a +0.9% return for the Blended Index. While business results at our companies have been positive, the stock price reactions have been mixed. Dell gained 15% after reporting another solid quarter with strong cash flows and margins that exceeded expectations. Global consultant Accenture plc (+11%) posted terrific results and again raised its forecast. On the other hand, Google fell 14% despite delivering better than expected top-line growth, and Martin Marietta Materials dropped 10% as investors worried about federal highway funding. Bonds generally enjoyed solid, positive returns in the quarter, which lifted the Blended Index more than the Fund due to our conservative fixed income posture.

For the calendar year-to-date, the Fund returned +3.8% compared to a +4.6% return for the Blended Index. Omnicare (+26%) rose as new CEO John Figueroa laid out an encouraging two-year road map for transforming the company into a more customer-centric and profitable organization. Accenture, Dell and Willis Group all gained 20% or more, reflecting solid business fundamentals. While Grand Canyon Education (-28%) and Strayer Education (-16%) detracted from year-to-date results, education companies recently received good news as the Department of Education softened the final “gainful employment” regulations.

We bought two new stocks and sold one during the quarter. Wells Fargo’s conservative credit culture sets it apart from other large spread lenders, and the Wachovia acquisition provides a unique multi-year growth platform for the company. As described in the opening Letter to Shareholders, we think it is a compelling time to own this premier banking franchise again. National CineMedia is the leader in the cinema advertising industry. The company creates and distributes a “pre-show” that combines entertainment content with advertisements. This pre-show is shown on over 17,000 movie screens throughout the country, reaching more than 600 million film attendees annually. We think the company can continue to add advertising partners, lifting revenues at very high incremental profit margins. Finally, we eliminated Baxter International at a healthy profit as the stock approached our estimate of business value.

On balance we were net buyers during the quarter. Our team continues to think that many high quality, competitively entrenched businesses are attractively priced. As examples, we increased the Fund’s holdings of Berkshire Hathaway, Google, United Parcel Service, Microsoft, Target and Anheuser-Busch InBev NV. While we do not see similar value in bonds, we did add two floating rate securities to the portfolio. The first is a Wells Fargo three-year floating rate note. The second is a Cabela’s Master Credit Card Trust asset-backed note with an expected five-year average life. Both securities would benefit if short-term interest rates rise in the coming year(s).

The Fund’s asset allocation is 63% stocks, 15% bonds and 22% residual cash. Our stock holdings have the potential to generate good investment returns over the next several years. Conversely, we think it would be a mistake to chase yield in today’s bond environment. As a result, our fixed income holdings remain very defensively positioned. We have plenty of liquidity to take advantage of any changes in the risk/reward balance.

New and Eliminated Securities for Quarter Ended June 30, 2011
New Purchases ($000’s)		Eliminations ($000’s)
Wells Fargo	$1,423	Baxter International	$1,019
National CineMedia	836

32 Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Microsoft	3.5%
United Parcel Service	3.0
Aon	2.8
Berkshire Hathaway	2.5
Grand Canyon Education	2.5
Laboratory Corp. of America	2.0
Target	2.0
Liberty Media - Interactive	2.0
Dell	1.9
Martin Marietta Materials	1.9
% of Net Assets	24.1%

Industry Sectors
Consumer Discretionary	12.6%
Financials	12.0
Information Technology	10.8
Materials	8.8
Consumer Staples	6.4
Industrials	5.1
Energy	3.7
Health Care	3.5
Total Common Stocks	62.9
Short-Term Securities/Other	22.1
Corporate Bonds	6.5
Mortgage-Backed & Asset-Backed Securities	6.3
Government Agency	1.8
Taxable Municipal Bonds	0.4
Total Bonds & Short-Term Securities	37.1
Net Assets	100.0%

Top Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Dell	14.9%	2.0%	0.3%
Accenture	10.8	2.4	0.2
Omnicare	6.5	1.7	0.2
Microsoft	3.2	3.0	0.1
Diageo	7.4	1.7	0.1

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended June 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Martin Marietta Materials	(10.4)%	2.0%	(0.2)%
Google	(13.6)	1.4	(0.2)
Vulcan Materials	(15.0)	0.8	(0.1)
Berkshire Hathaway	(7.5)	2.1	(0.1)
Target	(5.7)	1.7	(0.1)

Source: FactSet Portfolio Analytics

weitzfunds.com 33

BALANCED FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2011 • (UNAUDITED)

COMMON STOCKS — 62.9%	Shares	Value
Consumer Discretionary — 12.6%
Education Services — 3.5%
Grand Canyon Education, Inc.*	150,000	$2,127,000
Strayer Education, Inc.	7,000	884,730
		3,011,730
Advertising — 2.7%
Omnicom Group, Inc.	30,000	1,444,800
National CineMedia, Inc.	50,000	845,500
		2,290,300
Multiline Retail — 2.0%
Target Corp.	36,000	1,688,760
Internet & Catalog Retail — 2.0%
Liberty Media Corp. -
Interactive - Series A*	100,000	1,677,000
Cable & Satellite — 1.5%
Comcast Corp. - CL A Special	52,500	1,272,075
Household Durables — 0.9%
Mohawk Industries, Inc.*	13,500	809,865
		10,749,730
Financials — 12.0%
Insurance Brokers — 6.0%
Aon Corp.	47,000	2,411,100
Willis Group Holdings Ltd.	35,000	1,438,850
Brown & Brown, Inc.	50,000	1,283,000
		5,132,950
Property & Casualty Insurance — 2.5%
Berkshire Hathaway, Inc. - CL B*	27,500	2,128,225
Mortgage REIT’s — 1.9%
Redwood Trust, Inc.	105,000	1,587,600
Commercial Banks — 1.6%
Wells Fargo & Co.	50,000	1,403,000
		10,251,775
Information Technology — 10.8%
Software — 3.5%
Microsoft Corp.	115,000	2,990,000
Computers & Peripherals — 1.9%
Dell, Inc.*	100,000	1,667,000
Internet Software & Services — 1.8%
Google, Inc. - CL A*	3,000	1,519,140
Semiconductors — 1.5%
Texas Instruments, Inc.	40,000	1,313,200
IT Services — 1.1%
Accenture plc - CL A	15,000	906,300
Electronic Equipment & Instruments — 1.0%
FLIR Systems, Inc.	25,000	842,750
		9,238,390

	Shares	Value
Materials — 8.8%
Construction Materials — 5.1%
Martin Marietta Materials, Inc.	20,000	$1,599,400
Texas Industries, Inc.	30,000	1,248,900
Eagle Materials, Inc.	30,000	836,100
Vulcan Materials Co.	17,500	674,275
		4,358,675
Industrial Gases — 1.6%
Praxair, Inc.	12,500	1,354,875
Fertilizers & Agricultural Chemicals — 1.1%
Monsanto Co.	13,500	979,290
Metals & Mining — 1.0%
Compass Minerals International, Inc.	9,500	817,665
		7,510,505
Consumer Staples — 6.4%
Beverages — 3.2%
Anheuser-Busch InBev SA/NV - Sponsored ADR	25,000	1,450,250
Diageo plc - Sponsored ADR	16,000	1,309,920
		2,760,170
Food & Staples Retailing — 2.5%
Wal-Mart Stores, Inc.	22,500	1,195,650
CVS Caremark Corp.	25,000	939,500
		2,135,150
Household Products — 0.7%
The Procter & Gamble Co.	10,000	635,700
		5,531,020
Industrials — 5.1%
Air Freight & Logistics — 3.0%
United Parcel Service, Inc. - CL B	35,000	2,552,550
Aerospace & Defense — 1.1%
Lockheed Martin Corp.	12,000	971,640
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	27,500	848,375
		4,372,565
Energy — 3.7%
Oil & Gas Exploration & Production — 2.4%
Southwestern Energy Co.*	15,000	643,200
Apache Corp.	5,000	616,950
EOG Resources, Inc.	5,000	522,750
Devon Energy Corp.	3,500	275,835
		2,058,735
Integrated Oil & Gas — 1.3%
ConocoPhillips	15,000	1,127,850
		3,186,585
Health Care — 3.5%
Health Care Services — 3.5%
Laboratory Corp. of America Holdings*	17,500	1,693,825
Omnicare, Inc.	40,000	1,275,600
		2,969,425
Total Common Stocks
(Cost $44,937,161)		53,809,995

34 Weitz Funds

CORPORATE BONDS — 6.5%	Principal amount	Value
American Express Credit Corp.
7.3% 8/20/13	$650,000	$723,804
Comcast Corp.
6.5% 1/15/15	300,000	343,499
4.95% 6/15/16	193,000	212,098
Dell, Inc.
5.625% 4/15/14	250,000	278,231
JP Morgan Chase & Co.
4.75% 5/01/13	100,000	106,499
1.65% 9/30/13	750,000	758,407
Liberty Media LLC
5.7% 5/15/13	750,000	784,687
Markel Corp.
6.8% 2/15/13	500,000	536,051
Time Warner Cable, Inc.
5.4% 7/02/12	250,000	261,407
7.5% 4/01/14	120,000	138,334
WellPoint, Inc.
6.0% 2/15/14	250,000	278,224
Wells Fargo & Co.
4.375% 1/31/13	750,000	787,442
0.65325% 11/03/14 (Wachovia Bank)
Floating Rate Security	400,000	393,614
Total Corporate Bonds
(Cost $5,118,866)		5,602,297

MORTGAGE-BACKED SECURITIES — 5.7%(c)
Federal Home Loan Mortgage Corporation — 1.0%
Collateralized Mortgage Obligations — 1.0%
3200 CL AD — 5.5% 2029 (0.2 years)	28,045	28,138
R001 CL AE — 4.375% 2015 (0.3 years)	56,955	57,544
2831 CL AB — 5.0% 2018 (0.9 years)	67,177	69,440
2542 CL LD — 5.0% 2022 (1.0 years)	202,288	209,156
2926 CL AB — 5.0% 2019 (1.0 years)	202,440	210,481
2627 CL LE — 3.0% 2017 (1.3 years)	273,172	280,084
		854,843
Federal National Mortgage Association — 2.8%
Collateralized Mortgage Obligations — 1.9%
2003-83 CL VA — 5.5% 2014 (0.3 years)	152,496	154,005
2005-59 CL PB — 5.5% 2028 (0.5 years)	309,367	314,206
2002-91 CL QG — 5.0% 2018 (2.2 years)	530,198	570,532
2003-9 CL DB — 5.0% 2018 (2.3 years)	500,000	540,811
		1,579,554
Pass-Through Securities — 0.9%
995755 — 4.5% 2024 (2.9 years)	292,700	311,102
AB1769 — 3.0% 2025 (5.0 years)	478,275	475,888
		786,990
		2,366,544

	Principal amount or shares	Value
Non-Government Agency — 1.9%
Collateralized Mortgage Obligations — 1.9%
CDMC 2003-7P CL A4 — 3.35863% 2017
(Adjustable Rate) (0.4 years)(d)	$142,968	$142,909
SEMT 2010-H1 CL A1 — 3.75% 2040
(1.2 years)	1,008,094	1,021,093
Chase 2004-S1 CL A6 — 4.5% 2019
(2.0 years)	153,507	146,012
SEMT 2011-1 CL A1 — 4.125% 2041
(3.8 years)	340,515	342,654
		1,652,668
Total Mortgage-Backed Securities
(Cost $4,719,539)		4,874,055

ASSET-BACKED SECURITIES — 0.6%
Cabela’s Master Credit Card Trust 2011-2A CL A2
0.80293% 2019 Floating Rate Security
(4.9 years)(d)
(Cost $500,000)	500,000	501,230

TAXABLE MUNICIPAL BONDS — 0.4%
University of California 4.85% 5/15/13
(Cost $299,202)	300,000	321,441

GOVERNMENT AGENCY — 1.8%
Fannie Mae
8.6131% 9/28/11	1,000,000	1,020,435
2.815% 2/24/15	500,000	508,107
(Cost $1,527,739)		1,528,542

SHORT-TERM SECURITIES — 22.5%
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.01%(a)	1,250,614	1,250,614
U.S. Treasury Bills, 0.01% to 0.05%, 7/07/11 to 11/25/11(b)	$18,000,000	17,999,242
Total Short-Term Securities
(Cost $19,249,847)		19,249,856
Total Investments in Securities
(Cost $76,352,354)		85,887,416
Other Liabilities in Excess of Other Assets — (0.4%)		(374,274)
Net Assets — 100.0%		$85,513,142
Net Asset Value Per Share		$11.75

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at June 30, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

weitzfunds.com 35

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund returned +1.1% in the second calendar quarter, compared to a +2.1% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. Our Fund’s shorter average maturity and duration were the principal reasons for trailing the index results. For the calendar year-to-date, the Fund returned +1.8% compared to +2.5% for the BCIGC. The performance table following this discussion shows returns for our Fund (after deducting fees and expenses) over various holding periods and returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Commentary
As in last year’s second quarter, news from Europe grabbed headlines and impacted both U.S. equity and fixed-income markets in this year’s second quarter. Greece was the center of attention as the country’s untenable debt position raised concern about a sovereign default that could have ripple effects throughout the world. Fears of a possible Greek default trumped concerns about whether the U.S. itself risked a default in the event elected officials failed to increase the U.S. debt ceiling by an August deadline. Both countries’ debt predicaments, while quite different, highlight the risks of the sharp rise in government debt in the developed world, largely incurred to combat the credit crisis caused by, oddly enough, too much debt. Like a year ago, European countries agreed to bail out Greece near quarter end after the country agreed to further austerity measures. While the underlying problem of excess debt has not been resolved, news of an agreement did staunch contagion fears and bought Greece, Europe and the world, time. The proverbial “can” was once again “kicked down the road.”

Primarily as a result of the European angst, U.S. Treasury bonds were the performance winners in the second quarter as investors sought perceived safety and soundness as opposed to risky assets, particularly Euro-denominated debt of troubled countries like Greece. Interest rates declined and prices rose all across the Treasury curve. The 2-year Treasury continued to make history as its yield hit yet another all-time low, declining nearly 50 basis points (a basis point represents one one-hundreth of a percentage point) during the quarter to less than four-tenths of one-percent. The 10-year Treasury yield fell below 3% at one point in the quarter, closing at 3.16% on June 30. With year-over-year inflation running at 3.6%, as measured by the latest Consumer Price Index reading, investors in U.S. Treasury bonds are currently willing to accept negative real returns on their investment (a real return is the return on an investment, less the reduction in its value as a result of inflation). While it’s plausible that inflation statistics could moderate or decline going forward (e.g. Ben Bernanke, speaking for the Federal Reserve, has labeled inflation “transitory”), the prospects for negative real returns for U.S. Treasury bond investors out through 5 years, at today’s interest rates, seem quite real (no pun intended).

Despite a rise in risk aversion among investors, most corporate bond segments generated positive results in the quarter as they benefited from the rally in U.S. government bonds. Corporate bonds were unable, however, to keep pace with their Treasury counterparts as spreads widened modestly during the quarter. Below investment-grade, or high-yield, bond spreads widened the most in the quarter, yet they still generated positive results. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) composed by Bank of America Merrill Lynch increased to 164 basis points as of June 30, up 14 basis points year over year.

Fund Review
Nearly every Fund investment (90+%) contributed to results in the quarter. Contributors were broad-based and rather evenly distributed. The top 10 performers generated approximately 23% of the net contribution to Fund results with the bonds of Mohawk Industries, Willis Group Holdings and JP Morgan leading the way. Our equity-oriented investment in Microsoft Corporation was a top-5 contributor in the quarter as we achieved solid results from the strategy initiated in the first quarter of 2011. We exited the position in the second quarter having achieved a holding period return of approximately 3%, within the range of our original expectations.

Detractors from Fund performance were modest and included USG Corporation 5 1/2-year and Markel Corporation 10-year bonds and the common stock of Redwood Trust (down 1.2%). Our decision to retain a meaningful cash/reserve position (approximately 24% at quarter end) and our overall low portfolio duration were also limiters to Fund results in the quarter.

New investments to highlight in the current quarter included a doubling of the Fund’s floating rate note investments (2.1% at quarter end). The Fund added to its 3-year floating rate notes issued by Wells Fargo and initiated a position in 3-year JP Morgan floating rate notes. Both Wells Fargo and JP Morgan are diversified financial services companies that managed their businesses well through the credit crisis. We also added Cabela’s Master Credit Card Trust floating rate asset-backed security with an estimated 5-year average life. Cabela’s is the “World’s Foremost Outfitter” best known for its catalog business and “destination” retail stores for outdoor enthusiasts. They are also solid credit underwriters and the company’s co-branded credit card supports the receivables backing our investment. It seems plausible that the Fed is within a year of normalizing short-term interest rates. These floating rate notes would be beneficiaries should this occur. In the meantime, the Fund will earn a good return compared to cash alternatives. We continue to search for and hope to add similar investments as these bonds should both credit metrics and price (i.e. spread) align.

36 Weitz Funds

We took advantage of the rally in U.S. Treasury bonds in the quarter to exit/sell the Fund’s Treasury bond investments with a maturity greater than a year, representing approximately 2.6% of average Fund assets. While current inflationary pressures may be “transitory,” we believe longer-term Treasury bonds increasingly do not compensate investors for the possibility of sustained inflation or the U.S.’s own fiscal challenges caused by continued enormous deficit spending. A quote from James Grant in the June 16, 2011, Grant’s Interest Rate Observer (an independent, value-oriented and contrary-minded journal of the financial markets) best outlines our view on U.S. Treasury bonds at today’s prices: “With all due respect to probability, we wonder: Is buying a bond quoted at a negative real yield and denominated in a debasement-prone currency the best protection even against deflation?” While Mr. Grant was speaking specifically about U.K. “gilts” (Great Britain’s version of Treasuries), we think the “shoe” also “fits” for Uncle Sam.

Turning to portfolio metrics, the average life and duration of the Fund declined during the quarter as we identified fewer qualifying investment opportunities. The average maturity of our Fund declined to 3.2 from 3.7 years while the average duration declined to 2.1 from 2.3 years. The average coupon rose modestly to 4.0% from 3.9%. Sector weightings were mostly unchanged during the quarter with the notable exception of the decline of U.S. Treasury exposure and increase in the Fund’s short-term (cash/reserve) position mentioned above.

In closing, the chart below, courtesy of JP Morgan, provides a “picture” that might be “worth a thousand words.” It chronicles 10+ years of data on the high grade (investment grade) corporate bond market between 2000 and June of this year. The graph on the left highlights the spread (yield above U.S. Treasury bonds) that investors have demanded over this long horizon for owning the credit risk inherent in a broad cross section of investment grade corporate bonds. It is noteworthy to see the clear disconnect that occurred during the credit crisis that peaked in early 2009 when credit spreads were their widest (nearly 6%) but also how today’s spread environment is close to where it was over ten years ago at approximately 1.6% or 160 basis points. One could reasonably conclude that while credit spreads are not as “cheap” as they were, they also do not appear “expensive” relative to their 10-year average. The chart on the right, however, displays the nominal returns over this time period and highlights today’s challenge. While credit spreads appear comparable to where they were ten years ago, an investor’s prospective return (yield) is more than 3% less as the base rate upon which all credit is priced (U.S. Treasury yields) has materially declined.

We believe today’s low nominal interest rate and average, at best, credit spread environment provide little protection against any inflationary shocks or potential re-pricing (higher) of credit risk. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Short-Intermediate Income Fund	3.3%	5.9%	5.9%	4.7%	5.6%	5.8%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	3.8	5.8	6.1	5.3	5.9	6.3
1-5 Year U.S. Government/Credit*	2.8	4.6	5.3	4.6	5.3	5.7
1-3 Year U.S. Government/Credit**	1.9	3.5	4.5	4.0	4.9	5.2

See Page 4 for additional performance disclosures.

*	The Barclays Capital 1-5 Year Index consists of the 1-5 year component of the BCIGC Index.
**	The Barclays Capital 1-3 Year Index consists of the 1-3 year component of the BCIGC Index.

weitzfunds.com 37

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality Ratings
U.S. Treasury	3.9%
U.S. Government Agency Mortgage Related Securities	35.4
Aaa/AAA	9.8
Aa/AA	5.1
A/A	6.5
Baa/BBB	14.2
Ba/BB	6.3
B/B	1.8
Caa/CCC	0.3
Common Stocks	1.5
Short-Term Securities/Other	15.2
Net Assets	100.0%

Financial Attributes
Average Maturity	3.2 years
Average Duration	2.1 years
Average Coupon	4.0%
30-Day SEC Yield at 6-30-11	2.0%

Sector Breakdown
Mortgage-Backed Securities	37.3%
Corporate Bonds	33.2
Short-Term Securities/Other	15.2
U.S. Treasury	3.9
Government Agency	7.2
Common Stocks	1.5
Taxable Municipal Bonds	1.4
Asset-Backed Securities	0.3
Net Assets	100.0%

Maturity Distribution
Short-Term Securities/Other	15.2%
Less than 1 Year	8.6
1 to 3 Years	31.3
3 to 5 Years	27.7
5 to 7 Years	11.2
7 to 10 Years	4.4
10 Years or more	0.1
Common Stocks	1.5
Net Assets	100.0%

38 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2011 • (UNAUDITED)

CORPORATE BONDS — 33.2%	Principal amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$2,000,000	$2,112,034
Credit Corp. 7.3% 8/20/13	3,260,000	3,630,153
FSB Bank 5.55% 10/17/12	1,609,000	1,698,071
FSB Bank 6.0% 9/13/17	2,500,000	2,823,730
8.125% 5/20/19	1,000,000	1,269,718
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,458,094
Aon Corp.
7.375% 12/14/12	10,879,000	11,786,863
3.5% 9/30/15	5,000,000	5,144,305
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,395,370
Berkshire Hathaway Finance Corp.
2.125% 2/11/13	3,000,000	3,079,392
4.6% 5/15/13	3,000,000	3,201,771
4.625% 10/15/13	2,129,000	2,290,131
1.5% 1/10/14	500,000	504,754
4.85% 1/15/15	1,500,000	1,657,395
5.4% 5/15/18	5,000,000	5,554,285
4.25% 1/15/21	1,000,000	1,020,187
Boston Properties LP
5.625% 4/15/15	2,000,000	2,226,908
5.875% 10/15/19	4,000,000	4,389,800
Comcast Corp.
10.625% 7/15/12	2,000,000	2,199,304
6.5% 1/15/15	2,081,000	2,382,737
4.95% 6/15/16	8,590,000	9,439,989
5.15% 3/01/20	3,000,000	3,235,746
Dell, Inc.
5.625% 4/15/14	1,250,000	1,391,155
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,223,002
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,190,900
7.625% 5/15/16	7,000,000	7,637,777
Expedia, Inc.
7.456% 8/15/18	13,000,000	14,592,500
5.95% 8/15/20	1,000,000	977,500
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,013,148
General Dynamics Corp.
1.8% 7/15/11	12,000,000	12,005,808
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,317,348
Host Hotels & Resorts LP
6.875% 11/01/14	5,000,000	5,150,000
JP Morgan Chase & Co.
0.997% 5/02/14
Floating Rate Security	5,000,000	5,005,670
5.15% 10/01/15	5,500,000	5,945,918
2.6% 1/15/16	15,000,000	14,809,080
6.0% 7/05/17	5,000,000	5,535,495
6.3% 4/23/19	2,500,000	2,822,245
Kraft Foods, Inc.
2.625% 5/08/13	1,000,000	1,029,258
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,268,710
Leucadia National Corp.
7.125% 3/15/17	9,000,000	9,382,500
Level 3 Financing, Inc.
9.25% 11/01/14	1,292,000	1,335,605
Liberty Media LLC
5.7% 5/15/13	13,240,000	13,852,350
Marathon Petroleum Corp.
3.5% 3/01/16(d)	1,000,000	1,026,204

	Principal amount	Value
Markel Corp.
6.8% 2/15/13	$15,555,000	$16,676,547
7.125% 9/30/19	4,566,000	5,222,760
5.35% 6/01/21	10,000,000	9,824,010
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,095,450
MetLife, Inc.
2.375% 2/06/14	1,000,000	1,019,657
5.125% 8/15/14 (Travelers Life &
Annuity)(d)	8,000,000	8,857,496
3.125% 1/11/16(d)	2,000,000	2,026,952
Mohawk Industries, Inc.
6.875% 1/15/16	21,155,000	23,111,838
NewMarket Corp.
7.125% 12/15/16	8,000,000	8,360,000
News America Holdings
9.25% 2/01/13	2,222,000	2,499,543
Omnicare, Inc.
6.125% 6/01/13	3,535,000	3,552,675
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,865,984
QVC, Inc.
7.125% 4/15/17(d)	9,600,000	10,128,000
7.5% 10/01/19(d)	4,000,000	4,260,000
Republic Services, Inc. (Allied Waste)
6.875% 6/01/17	11,162,000	12,111,551
3.8% 5/15/18	5,000,000	5,028,945
Swiss Re (General Electric Global Insurance)
6.45% 3/01/19	5,000,000	5,444,990
Target Corp.
8.6% 1/15/12	3,000,000	3,127,839
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,091,258
7.5% 4/01/14	1,700,000	1,959,728
Time Warner, Inc.
3.15% 7/15/15	500,000	517,575
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	191,852
USG Corp.
6.3% 11/15/16	3,800,000	3,363,000
Vornado Realty Trust
4.25% 4/01/15	9,315,000	9,676,534
Vulcan Materials Co.
6.5% 12/01/16	5,500,000	5,472,275
6.4% 11/30/17	8,000,000	7,818,504
Washington Post Co.
7.25% 2/01/19	3,500,000	4,030,803
WellPoint, Inc.
6.0% 2/15/14	2,000,000	2,225,794
Wells Fargo & Co.
4.375% 1/31/13	4,000,000	4,199,692
3.75% 10/01/14	11,385,000	12,007,896
0.65325% 11/03/14 (Wachovia Bank)
Floating Rate Security	18,000,000	17,712,612
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,522,409
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,056,792
Willis North America, Inc.
6.2% 3/28/17	14,477,000	15,803,976
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	7,500,000	7,670,190
3.7% 6/30/14(d)	7,500,000	7,797,750
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,062,520
Total Corporate Bonds
(Cost $415,969,441)		435,408,307

weitzfunds.com 39

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

MORTGAGE-BACKED	Principal
SECURITIES — 37.3%(c)	amount	Value
Federal Home Loan Mortgage Corporation — 12.5%
Collateralized Mortgage Obligations — 7.5%
3200 CL NA — 5.5% 2032 (0.1 years)	$104,233	$104,486
3200 CL AD — 5.5% 2029 (0.2 years)	476,765	478,346
R001 CL AE — 4.375% 2015 (0.3 years)	341,732	345,265
2999 CL NB — 4.5% 2017 (0.4 years)	1,491,813	1,509,177
2829 CL DJ — 4.5% 2018 (0.7 years)	1,523,324	1,557,961
3098 CL HA — 5.5% 2023 (0.7 years)	960,077	986,997
2831 CL AB — 5.0% 2018 (0.9 years)	268,710	277,760
3036 CL JH — 5.0% 2031 (0.9 years)	1,740,416	1,792,017
R009 CL AJ — 5.75% 2018 (1.0 years)	368,081	382,231
3042 CL HA — 5.5% 2029 (1.1 years)	1,324,426	1,378,124
2579 CL PC — 5.5% 2032 (1.1 years)	1,206,192	1,254,938
2947 CL B — 5.0% 2032 (1.2 years)	852,547	887,121
2549 CL PD — 5.5% 2031 (1.2 years)	2,463,925	2,569,653
2906 CL HK — 5.0% 2032 (1.2 years)	2,236,619	2,328,047
2627 CL LE — 3.0% 2017 (1.3 years)	478,050	490,146
R010 CL AB — 5.5% 2019 (1.4 years)	2,047,923	2,152,780
R011 CL AB — 5.5% 2020 (1.6 years)	831,488	878,631
2937 CL HJ — 5.0% 2019 (1.6 years)	2,116,995	2,244,575
3562 CL KA — 4.0% 2022 (1.8 years)	6,480,173	6,763,990
3556 CL MA — 5.0% 2037 (1.8 years)	1,977,353	2,097,851
3566 CL DB — 4.0% 2022 (1.9 years)	5,001,306	5,220,495
3229 CL HB — 5.0% 2025 (1.9 years)	1,535,744	1,629,268
3170 CL EA — 4.5% 2020 (2.0 years)	2,452,695	2,599,414
2574 CL JM — 5.0% 2022 (2.1 years)	1,000,252	1,063,754
3544 CL KA — 4.5% 2023 (2.3 years)	5,206,816	5,606,004
3815 CL AD — 4.0% 2025 (2.6 years)	6,687,920	7,040,013
3844 CL AG — 4.0% 2025 (2.6 years)	11,503,423	12,109,929
3840 CL KA — 5.0% 2029 (2.6 years)	8,829,275	9,425,898
2778 CL JD — 5.0% 2032 (2.8 years)	6,110,000	6,549,299
2760 CL PD — 5.0% 2032 (2.9 years)	10,331,000	11,088,468
2952 CL PA — 5.0% 2035 (3.8 years)	5,514,022	5,967,065
		98,779,703
Pass-Through Securities — 5.0%
EO1386 — 5.0% 2018 (2.3 years)	174,091	187,201
G18296 — 4.5% 2024 (2.9 years)	4,768,248	5,059,084
G18190 — 5.5% 2022 (2.9 years)	250,414	270,857
G18306 — 4.5% 2024 (2.9 years)	8,902,842	9,445,865
G13517 — 4.0% 2024 (3.0 years)	7,788,082	8,132,904
G18308 — 4.0% 2024 (3.0 years)	9,781,554	10,214,637
G13300 — 4.5% 2023 (3.1 years)	2,135,968	2,267,585
J13949 — 3.5% 2025 (4.3 years)	14,466,538	14,758,950
E02804 — 3.0% 2025 (5.0 years)	14,487,948	14,425,386
		64,762,469
		163,542,172
Federal National Mortgage Association — 22.7%
Collateralized Mortgage Obligations — 11.1%
2003-16 CL PD — 5.0% 2016 (0.2 years)	538,415	541,509
2004-81 CL KC — 4.5% 2017 (0.3 years)	405,699	408,323
2005-59 CL PB — 5.5% 2028 (0.5 years)	951,898	966,788
2003-27 CL DW — 4.5% 2017 (0.7 years)	632,758	648,533
2003-92 CL PD — 4.5% 2017 (0.8 years)	1,325,589	1,359,633
2005-9 CL A — 5.0% 2031 (0.8 years)	1,134,568	1,163,969
2006-9 CL GA — 5.5% 2033 (0.9 years)	2,117,052	2,181,904
2006-22 CL DA — 5.5% 2033 (0.9 years)	741,078	765,904
2009-27 CL JA — 5.0% 2036 (1.3 years)	1,347,067	1,405,195
2004-40 CL BA — 4.5% 2018 (1.3 years)	1,634,789	1,703,629

	Principal amount	Value
2003-43 CL EX — 4.5% 2017 (1.3 years)	$293,391	$306,266
2006-78 CL AV — 6.5% 2017 (1.3 years)	1,481,163	1,566,988
2006-21 CL CA — 5.5% 2029 (1.3 years)	1,164,270	1,223,128
2007-32 CL BA — 5.5% 2034 (1.3 years)	3,486,633	3,659,460
2008-54 CL EC — 5.0% 2035 (1.5 years)	3,431,946	3,604,054
2003-39 CL LC — 5.0% 2022 (1.5 years)	372,704	391,316
2003-86 CL KT — 4.5% 2018 (1.8 years)	1,043,388	1,098,571
2005-9 CL AC — 5.0% 2033 (1.9 years)	10,072,790	10,666,033
2003-37 CL QD — 5.0% 2032 (1.9 years)	1,687,924	1,781,928
2005-1 CL KA — 5.0% 2033 (1.9 years)	7,650,095	8,105,610
2010-10 CL AD — 4.5% 2036 (2.0 years)	11,357,271	11,658,985
2007-42 CL YA — 5.5% 2036 (2.0 years)	2,231,423	2,403,525
2010-9 CL CA — 5.0% 2037 (2.0 years)	10,548,799	11,310,604
2009-52 CL DC — 4.5% 2023 (2.1 years)	1,378,898	1,457,671
2005-91 CL DA — 4.5% 2020 (2.1 years)	10,754,784	11,348,922
2004-78 CL AB — 5.0% 2032 (2.1 years)	9,991,739	10,627,880
2010-61 CL EB — 4.5% 2037 (2.3 years)	9,123,711	9,617,556
2003-9 CL DB — 5.0% 2018 (2.3 years)	1,000,000	1,081,622
2009-44 CL A — 4.5% 2023 (2.4 years)	2,022,667	2,137,605
2011-19 CL KA — 4.0% 2025 (2.6 years)	15,552,317	16,336,305
2010-54 CL WA — 3.75% 2025 (3.1 years)	12,369,659	12,919,285
2010-145 CL PA — 4.0% 2024 (3.1 years)	11,038,329	11,683,717
		146,132,418
Pass-Through Securities — 11.6%
254863 — 4.0% 2013 (0.9 years)	113,933	118,959
255291 — 4.5% 2014 (1.3 years)	206,971	219,077
256982 — 6.0% 2017 (2.2 years)	500,525	545,443
251787 — 6.5% 2018 (2.2 years)	18,787	21,293
254907 — 5.0% 2018 (2.4 years)	581,915	629,110
357414 — 4.0% 2018 (2.6 years)	2,287,173	2,420,959
888439 — 5.5% 2022 (2.8 years)	1,099,473	1,193,548
357985 — 4.5% 2020 (2.9 years)	652,312	697,807
AD0629 — 5.0% 2024 (2.9 years)	5,175,433	5,583,856
930667 — 4.5% 2024 (2.9 years)	6,902,768	7,336,741
995960 — 5.0% 2023 (2.9 years)	4,926,362	5,299,735
995755 — 4.5% 2024 (2.9 years)	14,342,290	15,243,980
888595 — 5.0% 2022 (2.9 years)	1,301,232	1,403,919
890112 — 4.0% 2024 (3.0 years)	7,315,372	7,658,696
MA0043 — 4.0% 2024 (3.0 years)	5,754,698	6,010,390
AA4315 — 4.0% 2024 (3.0 years)	10,281,922	10,738,767
AA5510 — 4.0% 2024 (3.0 years)	6,393,311	6,677,377
AE0031 — 5.0% 2025 (3.1 years)	7,622,784	8,188,610
995693 — 4.5% 2024 (3.1 years)	8,606,408	9,160,935
AL0471 — 5.5% 2025 (3.1 years)	17,000,000	18,454,579
931739 — 4.0% 2024 (3.1 years)	2,759,423	2,882,029
995692 — 4.5% 2024 (3.2 years)	8,319,427	8,847,663
AD7073 — 4.0% 2025 (3.4 years)	8,893,898	9,286,290
725232 — 5.0% 2034 (4.2 years)	2,155,364	2,303,893
AB1769 — 3.0% 2025 (5.0 years)	11,000,333	10,945,436
AB2251 — 3.0% 2026 (5.2 years)	9,731,325	9,691,884
		151,560,976
		297,693,394
Government National Mortgage Association — 0.2%
Collateralized Mortgage Obligations — 0.2%
GNR 2004-80 CL GC — 5.0% 2031
(0.3 years)	2,026,820	2,035,734

40 Weitz Funds

	Principal amount	Value
Non-Government Agency — 1.9%
Collateralized Mortgage Obligations — 1.9%
GMACM 2003-J4 CL 3A1 — 4.75% 2018
(0.2 years)	$1,009,086	$1,030,214
CDMC 2003-7P CL A4 — 3.35863% 2017
(Adjustable Rate) (0.4 years)(d)	428,903	428,726
SEMT 2010-H1 CL A1 — 3.75% 2040
(1.2 years)	13,629,026	13,804,766
WAMU 2003-S7 CL A1 — 4.5% 2018
(1.4 years)	392,118	402,220
Chase 2004-S1 CL A6 — 4.5% 2019
(2.0 years)	189,338	180,093
SEMT 2011-1 CL A1 — 4.125% 2041
(3.8 years)	9,388,491	9,447,464
		25,293,483
Total Mortgage-Backed Securities
(Cost $478,769,841)		488,564,783
ASSET-BACKED SECURITIES — 0.3%
Cabela’s Master Credit Card Trust 2011-2A CL A2
0.80293% 2019 Floating Rate Security
(4.9 years)(d)	4,500,000	4,511,074
(Cost $4,500,000)
TAXABLE MUNICIPAL BONDS — 1.4%
Fond Du Lac Cnty, Wisconsin
3.0% 9/01/12	2,900,000	2,951,388
University of California 4.85% 5/15/13	990,000	1,060,755
North Texas Tollway Authority Revenue
2.441% 9/01/13	4,000,000	4,082,840
Nebraska Public Power District
5.14% 1/01/14	1,000,000	1,094,410
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,520,700
6.0% 9/01/15	1,220,000	1,365,900
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,113,900
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	887,739
4.788% 6/01/18	1,000,000	1,085,370
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,353,329
Total Taxable Municipal Bonds
(Cost $17,646,219)		18,516,331

U.S. TREASURY	Principal
AND GOVERNMENT	amount
AGENCY — 11.1%	or shares	Value
U.S. Treasury — 3.9%
U.S. Treasury Note
1.125% 12/15/11	$15,000,000	$15,071,490
1.375% 4/15/12	15,000,000	15,142,965
1.0% 4/30/12(f)	20,000,000	20,135,940
		50,350,395
Government Agency — 7.2%
Fannie Mae
8.6131% 9/28/11	25,673,000	26,197,628
2.815% 2/24/15	9,500,000	9,654,042
2.43% 1/27/16	18,000,000	18,030,060
2.625% 3/14/16	9,302,000	9,346,082
Federal Home Loan Banks
1.75% 6/16/14	20,000,000	20,117,100
1.0% 1/27/17(e)	10,000,000	10,004,620
Freddie Mac
5.5% 9/15/11	1,000,000	1,011,147
		94,360,679
Total U.S. Treasury and Government Agency
(Cost $144,560,275)		144,711,074
COMMON STOCKS — 1.5%
Redwood Trust, Inc.	1,260,974	19,065,927
Newcastle Investment Corp.	45,000	260,100
Total Common Stocks
(Cost $19,086,732)		19,326,027

SHORT-TERM SECURITIES — 17.8%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	83,615,759	83,615,759
U.S. Treasury Bills, 0.01% to 0.11%,
7/14/11 to 9/29/11(b)	$150,000,000	149,996,935
Total Short-Term Securities
(Cost $233,610,277)		233,612,694
Total Investments in Securities
(Cost $1,314,142,785)		1,344,650,290
Other Liabilities in Excess of Other Assets — (2.6%)		(34,647,181)
Net Assets — 100.0%		$1,310,003,109
Net Asset Value Per Share		$12.44

(a)	Rate presented represents the annualized 7-day yield at June 30, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at June 30, 2011.
(f)	Security designated to cover a forward purchase commitment.

weitzfunds.com 41

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Income Fund returned +2.5% in the second calendar quarter, compared to a +2.7% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the calendar year-to-date, the Fund returned +2.8% compared to +3.4% for our Fund’s primary benchmark.

Commentary
As in last year’s second quarter, news from Europe grabbed headlines and impacted both U.S. equity and fixed-income markets in this year’s second quarter. Greece was the center of attention as the country’s untenable debt position raised concern about a sovereign default that could have ripple effects throughout the world. Fears of a possible Greek default trumped concerns about whether the U.S. itself risked a default in the event elected officials failed to increase the U.S. debt ceiling by an August deadline. Both countries’ debt predicaments, while quite different, highlight the risks of the sharp rise in government debt in the developed world, largely incurred to combat the credit crisis caused by, oddly enough, too much debt. Like a year ago, European countries agreed to bail out Greece near quarter end after the country agreed to further austerity measures. While the underlying problem of excess debt has not been resolved, news of an agreement did staunch contagion fears and bought Greece, Europe and the world, time. The proverbial “can” was once again “kicked down the road.”

Closer to home, U.S. Treasury bonds were a principal beneficiary of the European debt drama as investors sought safe havens of perceived safety and soundness as opposed to risky assets, particularly Euro-denominated debt of troubled countries like Greece. Interest rates declined and prices rose all across the Treasury yield curve.

The municipal bond market also rallied strongly in the second quarter. A lessening of the mainstream media’s attention to credit risk in the municipal market and a fair amount of positive credit news in the quarter, particularly at the state level, helped municipal bond results to mirror or exceed their taxable counterparts. Examples of positive municipal bond credit news include all but one state (Minnesota) passing a budget before the start of the fiscal year (typically starting July 1), five consecutive quarters of tax revenue growth, pension reform in New Jersey, and favorable court rulings in Colorado and Minnesota allowing these states to reduce pension benefits. In Nebraska, lawmakers approved a roughly $7 billion two-year spending plan in the quarter that cuts certain state agency budgets but leaves nearly $300 million in Nebraska’s cash reserve without raising taxes. Nebraska’s fiscal package closes a budget gap that earlier had been projected at nearly $1 billion. Not all credit news has been positive, though. Some local governments continue to face pressure from decelerating tax receipts and certain states are pushing problems down to cities, counties, and school districts. The mix of news, however, turned decidedly more positive in the second quarter and the result was solid results for municipal bond investors, our Fund included.

Nearly all of our Fund’s investments added to results during the quarter. Investment activity was modest as we identified fewer qualifying opportunities. The average duration of our Fund declined to 3.4 from 3.5 years in the previous quarter and the average maturity was unchanged at 6.5 years. Overall asset quality of our portfolio remains high as we remain focused on security selection and ongoing review of our investments’ fiscal position. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned with cash and other short-term securities to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Nebraska Tax-Free Income Fund	2.9%	4.3%	4.0%	4.0%	4.5%	4.9%	5.2%
Barclays Capital 5-Year Municipal Bond Index	4.3	6.3	5.7	4.8	5.1	5.5	—

See Page 4 for additional performance disclosures.

Performance of the Nebraska Tax-Free Income Fund (the “Fund”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

42 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Sector Breakdown
Power	23.2%
Higher Education	20.0
Hospital	9.0
Water/Sewer	8.3
General	6.2
Lease	4.4
Airport/Transportation	3.6
Highway	1.2
Housing	1.0
Total Revenue	76.9
City/Subdivision	7.4
School District	5.8
County	3.0
State/Commonwealth	2.7
Total General Obligation	18.9
Escrow/Pre-Refunded	1.0
Short-Term Securities/Other	3.2
Net Assets	100.0%

State Breakdown
Nebraska	80.5%
Commonwealth of Puerto Rico	3.9
Illinois	2.5
Florida	2.5
Wisconsin	1.7
Ohio	1.2
Virginia	1.2
Arizona	1.2
Hawaii	1.1
North Dakota	1.0
Minnesota	0.0
Short-Term Securities/Other	3.2
Net Assets	100.0%

Financial Attributes
Average Maturity	6.5 years
Average Duration	3.4 years
Average Coupon	4.2%
30-Day SEC Yield at 6-30-11	2.0%
Municipals exempt from federal and
Nebraska income taxes	Approx. 85%
Municipals subject to alternative
minimum tax	Approx. 4%

weitzfunds.com 43

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2011 • (UNAUDITED)

MUNICIPAL BONDS — 96.8%	Principal amount	Value
Arizona — 1.2%
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	$1,000,000	$1,035,300
Florida — 2.5%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,162,790
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,058,670
		2,221,460
Hawaii — 1.1%
State of Hawaii, Airports System Revenue, Refunding, Series 2010B, AMT
3.0%, 7/01/12	1,000,000	1,023,150
Illinois — 2.5%
Elgin, General Obligation, Refunding, Series 2003
5.125%, 12/15/14	1,020,000	1,096,592
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	279,726
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity
6.75%, 4/15/12	40,000	41,947
Springfield, Water Revenue, Series 2004
5.25%, 3/01/19	800,000	858,112
		2,276,377
Minnesota — 0.0%
Minnesota State Housing Financial Agency, Single Family
Mortgage, Series D
6.0%, 1/01/16	15,000	15,038
Nebraska —80.5%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	268,137
4.4%, 12/15/17	250,000	268,887
5.3%, 12/15/18	700,000	700,644
Bellevue, Development Revenue, Bellevue University Project
Series 2010A, 2.75%, 12/01/15	1,000,000	1,032,740
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series B, 4.65%, 6/15/12	500,000	501,315
Cornhusker Public Power District, Electric Revenue,
Refunding, Series 2010
0.75%, 7/01/12	660,000	661,135
2.4%, 7/01/17	400,000	405,000
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	355,000	359,313
2.15%, 12/15/13	490,000	501,927
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	125,459
2.75%, 12/15/19	100,000	99,603
Douglas County, Educational Facility Revenue,
Creighton University Project,
Refunding, Series 2010A
5.0%, 7/01/16	430,000	479,403
5.6%, 7/01/25	400,000	432,276
Series 2005A, FGIC Insured, 3.5%, 9/01/12	255,000	262,885
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	246,285
Quality Living Inc. Project
4.7%, 10/01/17	255,000	229,026

	Principal amount	Value
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project
4.75%, 9/01/28	$500,000	$506,945
Children’s Hospital Obligated Group
5.25%, 8/15/20	1,000,000	1,073,950
5.5%, 8/15/21	1,430,000	1,539,395
Nebraska Medical Center Project
5.0%, 11/15/14	380,000	415,169
5.0%, 11/15/15	295,000	326,084
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	500,000	534,770
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	549,822
Douglas County, Millard Public School District #17, Refunding
FSA Insured, 4.0%, 11/15/13	500,000	523,440
4.0%, 6/15/17	750,000	802,192
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	640,866
4.75%, 9/01/17	200,000	215,178
Grand Island, Electric Revenue, MBIA Insured
5.0%, 8/15/14	500,000	501,795
5.125%, 8/15/16	500,000	501,845
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC Insured
4.1%, 9/01/14	480,000	482,842
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	872,062
3.45%, 4/01/14	650,000	651,456
Hastings, Electric System Revenue, Refunding, Series 2011
3.0%, 1/01/16	750,000	777,547
3.25%, 1/01/17	500,000	517,605
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	425,624
3.0%, 11/15/17	640,000	650,848
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center, Series A
5.0%, 6/01/16	500,000	545,050
5.0%, 6/01/17	500,000	542,835
Lincoln, Certificates of Participation
Series 2010A, 2.4%, 3/15/17	395,000	401,150
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/18	1,000,000	1,132,060
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,040,290
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	461,142
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	951,092
Lincoln, Water Revenue
5.0%, 8/15/22	800,000	816,712
Lincoln County, North Platte School District #001,
General Obligation, Refunding
2.0%, 12/15/13	770,000	789,312
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding, Series A
AMBAC Insured, 5.0%, 4/01/13	380,000	391,301
BHAC Insured, 5.0%, 4/01/20	500,000	571,105
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project
5.05%, 12/01/23	500,000	504,665
Nebraska Wesleyan University Project, Series 2002, Radian Insured
5.0%, 4/01/16	100,000	101,189
5.15%, 4/01/22	1,000,000	1,000,500

44 Weitz Funds

	Principal amount	Value
Nebraska Investment Financial Authority, Revenue,
Drinking Water State Revolving Fund
Series 2001A, 5.15%, 1/01/16	$200,000	$203,744
Series 2010A, 4.0%, 7/01/25	750,000	759,592
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured
5.0%, 11/15/14	250,000	256,618
Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT
4.05%, 3/01/12	235,000	238,335
4.05%, 9/01/12	285,000	291,281
4.125%, 3/01/13	305,000	312,488
Nebraska Public Power District, Revenue
2003 Series A, 5.0%, 1/01/20	230,000	244,460
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,116,090
2007 Series B, 5.0%, 1/01/15	885,000	994,501
2007 Series B, 5.0%, 1/01/21	1,000,000	1,103,340
2008 Series B, 5.0%, 1/01/18	800,000	916,768
2010 Series C, 4.25%, 1/01/17	500,000	554,220
2011 Series A, 4.0%, 1/01/15	250,000	272,502
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	443,775
5.0%, 7/15/16	200,000	228,018
4.0%, 7/15/17	200,000	214,460
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project
5.25%, 1/01/19	750,000	768,983
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	641,172
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,088,040
5.25%, 10/15/19	250,000	297,575
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project
Series 2009, 5.0%, 6/01/23	770,000	847,308
Series 2010, 4.125%, 6/01/29	650,000	624,702
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	255,877
3.95%, 10/15/18	240,000	257,659
Omaha Public Power District, Electric Revenue
Series A, Escrowed to Maturity
7.625%, 2/01/12	115,000	119,359
Series A, 4.25%, 2/01/18	1,650,000	1,736,675
Series A, 4.1%, 2/01/19	1,000,000	1,078,260
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	991,360
Series C, 5.5%, 2/01/14	220,000	233,523
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	546,010
4.0%, 11/15/14	250,000	275,380
Omaha, Special Tax, Revenue, Heritage Development Project,
Series 2004
5.0%, 10/15/17	1,090,000	1,209,900

	Principal amount	Value
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	$930,000	$972,920
Series 2009, 5.0%, 12/01/28	500,000	524,280
Papillion, Water System Revenue, Bond Anticipation Notes
Series 2010, 1.65%, 6/15/13	1,000,000	1,002,680
Plattsmouth, General Obligation, Promissory Notes,
Series 2010
0.9%, 9/15/12	445,000	445,174
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,391,657
AMBAC Insured, 5.0%, 1/01/18	750,000	807,810
AMBAC Insured, 5.0%, 1/01/26	800,000	804,200
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	153,718
2.6%, 12/15/19	135,000	132,438
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,067,460
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	598,366
Series 2009C, 2.0%, 11/01/13	700,000	702,898
Series 2010B, 1.2%, 9/15/14	1,230,000	1,233,973
Series 2011A, 1.0%, 4/15/13	310,000	310,676
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue
Series 2006, 5.0%, 7/15/18	830,000	945,428
Series 2009, 2.0%, 7/15/11	1,000,000	1,000,770
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	538,692
Lease Rental Revenue
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/19	285,000	301,313
UNMC OPPD Exchange Project,
Series 2010, 2.75%, 2/15/16	1,185,000	1,253,931
UNMC Research Center Project,
Series 2002, 5.0%, 2/15/15	500,000	512,920
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	330,000	348,351
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,349,216
Lincoln Parking Project, Refunding, Series 2005
4.0%, 6/01/17	1,070,000	1,156,028
4.5%, 6/01/20	500,000	532,715
Lincoln Student Fees and Facilities
4.6%, 7/01/17	570,000	593,307
5.0%, 7/01/23	1,000,000	1,071,630
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	428,474
5.0%, 5/15/33	700,000	720,048
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	647,253
5.0%, 5/15/27	800,000	846,200

weitzfunds.com 45

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal amount	Value
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	$330,000	$339,870
3.4%, 9/01/17	415,000	425,570
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.2%, 6/01/12	200,000	201,768
2.7%, 6/01/13	150,000	152,748
York County, York Public School District #12, Refunding, Series 2010
0.75%, 12/15/12	220,000	219,888
		72,188,218
North Dakota — 1.0%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	844,497
Ohio — 1.2%
Akron, General Obligation, Series 2003
5.0%, 12/01/17	1,030,000	1,110,803
Puerto Rico — 3.9%
Commonwealth, General Obligation, Refunding
FGIC Insured, 5.5%, 7/01/11	990,000	990,109
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	921,489
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,031,240
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	511,740
		3,454,578

	Principal amount or shares	Value
Virginia — 1.2%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	$975,000	$1,097,421
Wisconsin — 1.7%
Milwaukee County, General Obligation, Refunding, Series 2005A
5.0%, 12/01/20	1,405,000	1,552,399
Total Municipal Bonds
(Cost $84,217,019)		86,819,241

SHORT-TERM SECURITIES — 2.1%
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $1,903,096)	1,903,096	1,903,096
Total Investments in Securities
(Cost $86,120,115)		88,722,337
Other Assets Less Other Liabilities — 1.1%		994,085
Net Assets — 100.0%		$89,716,422
Net Asset Value Per Share		$10.26

(a)	Rate presented represents the annualized 7-day yield at June 30, 2011.

46 Weitz Funds

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund ended the second quarter with a 7-day effective and current yield of 0.04%.
(An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Our Fund’s 7-day effective yield rose modestly in the second quarter but still remains mired in a near-zero range. The Federal Open Market Committee (FOMC) of the Federal Reserve, and principal rate-setter for the investment universe for our Fund, met twice in the second quarter. At both meetings the FOMC decided to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels for an extended period.” The Fed has maintained a highly unusual target range for the Fed Funds rate of zero to 0.25% since December 2008 in response to low rates of resource utilization, a subdued outlook for inflation over the medium term and as a means to promote the ongoing economic recovery. The result has been a collapse in the income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours. Some have dubbed the Fed’s current monetary policy with the acronym ZIRP – zero interest rate policy. Many short-term investors and savers might be inclined to shorten it to ZIP since that’s nearly the return many have been forced to accept on their ultra short-term investments.

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of June 30, 2011, 98.6% of our portfolio was invested in U.S. Treasury bills with the balance in high quality Wells Fargo money market funds. The average life of our portfolio at June 30 was approximately 58 days.

Despite the shock waves resulting from the developments relating to the European sovereign debt crisis (particularly Greece), there are signs the U.S. economic recovery is continuing at a moderate pace. While it’s reasonable to believe the path of short-term interest rates is inevitably higher, the timing of this event keeps getting pushed further out in time. When the Fed changes from its current course and begins to raise short-term rates is anyone’s guess, but our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

Despite today’s low yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

weitzfunds.com 47

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2011 • (UNAUDITED)

U.S. TREASURY — 98.6%†	Principal amount	Value
U.S. Treasury Bill
0.03% 7/07/11	$8,000,000	$7,999,967
0.00% 8/04/11	34,000,000	34,000,000
0.03% 8/11/11	28,000,000	27,998,979
0.05% 11/25/11	19,000,000	18,996,509
Total U.S. Treasury		88,995,455

SHORT-TERM
SECURITIES — 1.7%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	1,506,999	$1,506,999
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.01%(a)	52,556	52,556
Total Short-Term Securities		1,559,555
Total Investments in Securities
(Cost $90,555,010)		90,555,010
Other Liabilities in Excess of Other Assets — (0.3%)		(255,638)
Net Assets — 100.0%		$90,299,372
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2011.

48 Weitz Funds

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weitzfunds.com 49

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50 Weitz Funds

Board of Trustees
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser
Wallace R. Weitz & Company
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian
Wells Fargo Bank Minnesota,
National Association

Officers
Wallace R. Weitz, President
John R. Detisch, Vice President, Secretary &
Chief Compliance Officer
Kenneth R. Stoll, Vice President & Chief
Financial Officer
Bradley P. Hinton, Vice President

Distributor
Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund - WPOPX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

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An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

8/02/11

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